FAIRHOLME FUNDS

No-load, non-diversified funds

THE FAIRHOLME FUND (FAIRX)

Seeking long-term growth of capital

THE FAIRHOLME FOCUSED INCOME FUND (FOCIX)

Seeking current income

THE FAIRHOLME ALLOCATION FUND (FAAFX)

Seeking long-term total return

PROSPECTUS

March 29, 2019

(As amended August 9, 2019)

Managed by

FAIRHOLME CAPITAL MANAGEMENT

The Securities and Exchange Commission has not approved or

disapproved these securities or passed on the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Beginning March 29, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of each Fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from a Fund or your financial intermediary electronically at any time by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling the Fund at (866) 202-2263.

You may elect to receive all future reports in paper form free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports; if you invest directly with a Fund, you can call the Fund at (866) 202-2263. Your election to receive reports in paper form will apply to all funds held in your account with your financial intermediary or, if you invest directly, to all funds held with Fairholme Funds, Inc.

FOR MORE INFORMATION	Back Cover

THE FAIRHOLME FUND

(“The Fairholme Fund”)

Investment Objective

The Fairholme Fund’s investment objective is long-term growth of capital.

Fees and Expenses of the Fund

The following table describes the fees and expenses you may pay if you buy and hold shares of The Fairholme Fund. You may be required to pay commissions and/or other forms of compensation to a broker for transactions in shares of The Fairholme Fund, which are not reflected in the tables or the Example below.

SHAREHOLDER FEES
(Fees Paid Directly From Your Investment)

Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None

Maximum Deferred Sales Charge (Load) (as a percentage of amount redeemed)	None

Maximum Sales Charge (Load) Imposed on Reinvested Dividends and Other Distributions (as a percentage of amount reinvested)	None

Redemption Fee Paid to the Fund (as a percentage of amount redeemed within 60 days of purchase, if applicable)	2.00%

ANNUAL FUND OPERATING EXPENSES
(Expenses That You Pay Each Year As A Percentage Of The Value Of Your Investment In The Fairholme Fund)

Management Fees	1.00%

Distribution (12b-1) Fees	None

Other Expenses	0.00%

Total Annual Fund Operating Expenses(a)	1.00%

(a)

This table does not reflect the application of the management fee waiver discussed in the section of the Prospectus entitled “Investment Management,” pursuant to which the Manager (defined below) has agreed to waive, on a voluntary basis, a portion of the management fee of The Fairholme Fund to the extent necessary to limit the management fee paid to the Manager by The Fairholme Fund to an annual rate of 0.80% of the daily average net asset value of The Fairholme Fund (“Undertaking”). This Undertaking may be terminated by the Manager upon 60 days’ written notice to The Fairholme Fund.

For more information about the management fee, see the “Investment Management” section of the Prospectus.

Example

This Example is intended to help you compare the cost of investing in The Fairholme Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in The Fairholme Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that The Fairholme Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years

$102*	$318	$552	$1,225

*	The amount shown does not reflect the application of the Undertaking.

Portfolio Turnover

The Fairholme Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when The Fairholme Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect The Fairholme Fund’s performance. During the most recent fiscal year, The Fairholme Fund’s portfolio turnover rate was 16.29% of the average value of its portfolio.

Principal Investment Strategies

Fairholme Capital Management, L.L.C. (the “Manager”), the investment adviser to The Fairholme Fund, attempts, under normal circumstances, to achieve The Fairholme Fund’s investment objective by investing in a focused portfolio of equity and fixed-income securities. The proportion of The Fairholme Fund’s assets invested in each type of asset class will vary from time to time based upon the Manager’s assessment of general market and economic conditions. The Fairholme Fund may invest in, and may shift frequently among, asset classes and market sectors.

The equity securities in which The Fairholme Fund may invest include common and preferred stock (including convertible preferred stock), partnership interests, business trust shares, depository receipts, rights and warrants to subscribe for the purchase of equity securities, and interests in real estate investment trusts (“REITs”).

The fixed-income securities in which The Fairholme Fund may invest include U.S. corporate debt securities, non-U.S. corporate debt securities, bank debt (including bank loans and participations), U.S. Government and agency debt securities (including U.S. Treasury bills), short-term debt obligations of foreign governments and foreign money market instruments.

The Fairholme Fund may also invest in “special situations,” which are situations when the securities of a company are expected to appreciate over time due to company-specific developments rather than general business conditions or movements of the market as a whole.

The Manager uses fundamental analysis to identify certain attractive characteristics of companies. Such characteristics may include: high free cash flow yields in relation to market values and risk-free rates; sensible capital allocation policies; strong competitive positions; solid balance sheets; liquidity and leverage; stress-tested owner/managers; participation in stressed industries having reasonable prospects for recovery; potential for long-term growth; significant tangible assets in relation to enterprise values; high returns on invested equity and capital; and the production of essential services and products. The Manager defines free cash flow as the cash a company would generate annually from operations after all cash outlays necessary to maintain the business in its current condition.

Although The Fairholme Fund normally holds a focused portfolio of equity and fixed-income securities, The Fairholme Fund is not required to be fully invested in such securities and may maintain a significant portion of its total assets in cash and securities generally considered to be cash equivalents. In certain market conditions, the Manager may determine that it is appropriate for The Fairholme Fund to hold a significant cash position for an extended period of time.

The Fairholme Fund may also use other investment strategies and invest its assets in other types of investments, which are described in the section in this Prospectus entitled “Additional Information about the Funds’ Investments and Risks,” and in The Fairholme Fund’s Statement of Additional Information (“SAI”).

Principal Risks of Investing in The Fairholme Fund

General Risks. All investments are subject to inherent risks, and an investment in The Fairholme Fund is no exception. Accordingly, you may lose money by investing in The Fairholme Fund. Markets can trade in random or cyclical price patterns, and prices can fall over time. The value of The Fairholme Fund’s investments will fluctuate as markets fluctuate and could decline over short- or long-term periods.

Equity Risk. The Fairholme Fund is subject to the risk that stock and other equity security prices may fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of The Fairholme Fund’s equity securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility.

Small- to Medium-Capitalization Risk. Investments in small- and mid-capitalization companies may be more volatile than investments in large-capitalization companies. Investments in small- to mid-cap companies may have additional risks because, among other things, these companies have limited product lines, markets or financial resources.

Focused Portfolio and Non-Diversification Risks. The Fairholme Fund may have more volatility and is considered to have more risk than a fund that invests in securities of a greater number of issuers because changes in the value of a single issuer’s security may have a more significant effect, either negative or positive, on The Fairholme Fund’s net asset value (“NAV”). To the extent that The Fairholme Fund invests its assets in the securities of fewer issuers, The Fairholme Fund will be subject to greater risk of loss if any of those securities decreases in value or becomes impaired. To the extent that The Fairholme Fund’s investments are focused in a particular issuer, region, country, market, industry, asset class or other category, The Fairholme Fund may be susceptible to loss due to adverse occurrences affecting that issuer, region, country, market, industry, asset class or other category.

Industry/Sector Risk. To the extent The Fairholme Fund invests or maintains a significant portion of its assets in one or more issuers in a particular industry or industry sector, The Fairholme Fund will be subject to a greater degree to the risks particular to that industry or industry sector. Market or economic factors affecting issuers in that industry, group of related industries or sector could have a major effect on the value of The Fairholme Fund’s investments and NAV. The securities of an issuer in the real estate sector comprise a significant portion of The Fairholme Fund’s assets. This investment exposes The Fairholme Fund to the risks of the real estate related sector generally and of that issuer, including risks relating to real estate investments and development in Northwest Florida, hospitality, and forestry. In this regard, the securities of a single real estate related issuer or a group of real estate issuers may underperform the market as a whole due to legislative or regulatory changes, adverse market conditions and/or increased competition affecting the real estate sector.

Special Situation Risk. Investments in special situations may involve greater risks when compared to The Fairholme Fund’s other strategies due to a variety of factors. Mergers, reorganizations, liquidations or recapitalizations may fail or not be completed on the terms originally contemplated, and expected developments may not occur in a timely manner, or at all.

Cash Position Risk. To the extent that The Fairholme Fund holds large positions in cash or cash equivalents, there is a risk of lower returns and potential lost opportunities to participate in market appreciation.

Interest Rate Risk. Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations, but increasing interest rates may have an adverse effect on the value of The Fairholme Fund’s investment portfolio as a whole, as investors and markets adjust expected returns relative to such increasing rates.

Credit Risk. The Fairholme Fund’s investments are subject to credit risk. An issuer’s credit quality depends on its ability to pay interest on and repay its debt and other obligations. Defaulted securities (or those expected to default) are subject to additional risks in that the securities may become subject to a plan or reorganization that can diminish or eliminate their value. The credit risk of a security may also depend on the credit quality of any bank or financial institution that provides credit enhancement for the security. Changes in economic, tax and regulatory policies, interest rates, inflation rates and government instability, war or other political or economic actions or factors may have an adverse effect on the investments of The Fairholme Fund. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations. The Manager does not rely solely on third party credit ratings to select The Fairholme Fund’s portfolio securities.

Illiquid Investments Risk. The Fairholme Fund’s investments are subject to illiquid investments risk. This is the risk that the market for a security or other investment cannot accommodate an order to buy or sell the security or other investment in the desired timeframe, possibly preventing The Fairholme Fund from selling these securities at an advantageous price. This risk includes the risk that legal or contractual restrictions on the resale of a security may affect The Fairholme Fund’s ability to sell the security when deemed appropriate or necessary by the Manager. Derivatives and securities involving substantial market and credit risk tend to involve greater illiquid investments risk, and, in certain circumstances, illiquid investments risk may be greater for a particular security as a result of, among other things, changes in the markets relating to that security, increased selling of the security by market participants or increases in the size of the holding relative to other fund holdings or to the issuer’s total issuance. Over recent years illiquid investments risk has increased because the capacity of dealers in the secondary market for fixed-income securities to make markets in these securities has decreased, even as the overall bond market has grown significantly, due to, among other things, structural changes, additional regulatory requirements and capital and risk restraints that have led to reduced inventories. Illiquid investments risk may be higher in a rising interest rate environment, when the value and liquidity of fixed-income securities generally decline. This risk also includes the risk that trading on an exchange may be halted because of market conditions.

Control and Substantial Positions Risk. The Fairholme Fund may invest in the securities of a company for the purpose of affecting the management or control of the company or may have or acquire a substantial position in the securities of a company, subject to applicable legal restrictions with respect to the investment. Such an investment imposes additional risks for The Fairholme Fund other than a possible decline in the value of the investment. These additional risks include: the application of statutory, regulatory and other requirements to The Fairholme Fund, or to the Manager and its affiliates, could restrict activities contemplated by The Fairholme Fund, or by the Manager and its affiliates, with respect to a portfolio company or limit the time and the manner in which The Fairholme Fund is able to dispose of its holdings or hedge such holdings; The Fairholme Fund, or the Manager and its affiliates, may be required to obtain relief from the Securities and Exchange Commission (the “SEC”) or its staff prior to engaging in certain activities with respect to a portfolio company that could be deemed a joint arrangement under the Investment Company Act of 1940, as amended (the “1940 Act”); The Fairholme Fund may incur substantial expenses and costs when taking control or other substantial positions in a company, including paying market prices for securities whose value The Fairholme Fund is required to discount when computing the NAV of The Fairholme Fund’s shares, and there is no guarantee that such expenses and costs can be recouped; and The Fairholme Fund could be exposed to various legal claims by governmental entities, or by a portfolio company, its security holders and its creditors, arising from, among other things, The Fairholme Fund’s status as an insider or control person of a portfolio company or from the Manager’s designation of directors to serve on the board of directors of a portfolio company.

An investment in The Fairholme Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Further discussion about other risks of investing in The Fairholme Fund may be found in the section in this Prospectus entitled “Additional Information about the Funds’ Investments and Risks,” and in The Fairholme Fund’s SAI.

Past Performance

The bar chart and table set out below show The Fairholme Fund’s historical performance and provide some indication of the risks of investing in The Fairholme Fund by showing changes in The Fairholme Fund’s performance from year to year and by showing how The Fairholme Fund’s average annual total returns for 1-, 5-, and 10-year periods and since inception compare to the performance of the S&P 500 Index. The S&P 500 Index is a widely recognized, unmanaged index of 500 of the largest companies in the United States as measured by market capitalization. The S&P 500 Index assumes reinvestment of all dividends and distributions. Because indices cannot be invested in directly, these index returns do not reflect a deduction for fees, expenses or taxes. The Fairholme Fund’s past performance (before and after taxes) may not be an indication of how The Fairholme Fund will perform in the future. Updated performance information for The Fairholme Fund may be obtained by calling 1-866-202-2263.

Annual Returns for The Fairholme Fund for the Last 10 Calendar Years

Best Quarter - 2nd Qtr 2009: +32.74%	Worst Quarter - 3rd Qtr 2011: -25.47%

Average Annual Total Returns for The Fairholme Fund (for the periods ended December 31, 2018)

Portfolio Returns	1 Year	5 Years	10 Years	Since Inception (12/29/1999)

Return Before Taxes	-23.17%	-4.80%	5.43%	7.99%

Return After Taxes on Distributions	-23.83%	-7.68%	3.43%	6.71%

Return After Taxes on Distributions and Sale of The Fairholme Fund Shares	-13.69%	-3.39%	4.53%	6.89%

S&P 500 Index (reflects no deduction for fees, expenses or taxes)	-4.38%	8.49%	13.12%	4.89%

The theoretical “after-tax” returns shown in the table are calculated using the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Your actual “after-tax” returns depend on your personal tax situation and may differ from the returns shown above. Also, “after-tax” return information is not relevant to shareholders who hold The Fairholme Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”). The “after-tax” returns shown in the table reflect past tax effects and are not predictive of future tax effects.

The average annual total return after taxes on distributions and sale of The Fairholme Fund shares for the 1-year, 5-year, 10-year, and Since Inception periods are higher than the average annual total return after taxes on distributions for the same periods because of realized losses that would have been sustained upon the sale of The Fairholme Fund shares immediately after such 1-year, 5-year, 10-year, and Since Inception periods. In addition to the assumptions in the preceding paragraph, the calculation for the average annual total return after taxes on distributions and sale of The Fairholme Fund shares assumes that an investor would have been able to immediately utilize the full realized loss to reduce his or her federal tax liability. However, actual individual tax results may vary and investors should consult their tax advisors regarding their personal tax situations.

Investment Adviser

Fairholme Capital Management, L.L.C., the Manager, provides investment advisory services to The Fairholme Fund.

Portfolio Manager

Bruce R. Berkowitz, Chief Investment Officer of the Manager, and the President and a Director of Fairholme Funds, Inc. (the “Company”), has been The Fairholme Fund’s lead portfolio manager since The Fairholme Fund’s inception. Mr. Berkowitz is responsible for the day-to-day management of The Fairholme Fund’s portfolio.

Purchase and Sale of The Fairholme Fund Shares

Purchases of shares of The Fairholme Fund are subject to the following minimum investment amounts (which may be waived by the Manager in its discretion):

Minimum Investment To Open Account	$10,000 for Regular Accounts	$6,000 for IRAs

Minimum Subsequent Investment (Non-Automatic Investment Plan Members)	$1,000 for Regular Accounts and IRAs

Minimum Subsequent Investment (Automatic Investment Plan Members)	$250 per month minimum ($100 per month minimum for The Fairholme Fund shareholders who became AIP members prior to September 1, 2008)

Shareholders eligible to purchase shares of The Fairholme Fund may do so through their financial intermediaries or by contacting The Fairholme Fund: (i) by telephone at 1-866-202-2263; or (ii) by mail addressed to c/o BNY Mellon Investment Servicing (US) Inc., P.O. Box 9692, Providence, RI 02940-9692; or (iii) by overnight delivery addressed to c/o BNY Mellon Investment Servicing (US) Inc., 4400 Computer Drive, Westborough, MA 01581-1722.

The Fairholme Fund reserves the right to limit the sale of shares to new investors and existing shareholders at any time. The Fairholme Fund may reject any order to purchase shares, and may withdraw the offering of shares at any time to any or all investors.

Shareholders may redeem shares of The Fairholme Fund through their financial intermediaries or by contacting The Fairholme Fund: (i) by telephone at 1-866-202-2263; (ii) by mail addressed to c/o BNY Mellon Investment Servicing (US) Inc., P.O. Box 9692, Providence, RI 02940-9692; or (iii) by overnight delivery addressed to c/o BNY Mellon Investment Servicing (US) Inc., 4400 Computer Drive, Westborough, MA 01581-1722.

Tax Information for The Fairholme Fund

The Fairholme Fund intends to make distributions that may be taxed as ordinary income or capital gains.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of The Fairholme Fund through a broker-dealer or other financial intermediary (such as a bank), The Fairholme Fund and its related companies may pay the intermediary for certain administrative and shareholder servicing functions. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary to recommend The Fairholme Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

THE FAIRHOLME FOCUSED INCOME FUND

(“The Income Fund”)

Investment Objective

The Income Fund seeks current income.

Fees and Expenses of the Fund

The following table describes the fees and expenses you may pay if you buy and hold shares of The Income Fund. You may be required to pay commissions and/or other forms of compensation to a broker for transactions in shares of The Income Fund, which are not reflected in the tables or the Example below.

SHAREHOLDER FEES
(Fees Paid Directly From Your Investment)

Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None

Maximum Deferred Sales Charge (Load) (as a percentage of amount redeemed)	None

Maximum Sales Charge (Load) Imposed on Reinvested Dividends and Other Distributions (as a percentage of amount reinvested)	None

ANNUAL FUND OPERATING EXPENSES
(Expenses That You Pay Each Year As A Percentage Of The Value Of Your Investment In The Income Fund)

Management Fees	1.00%

Distribution (12b-1) Fees	None

Other Expenses	0.01%

Total Annual Fund Operating Expenses(a)	1.01%

(a)

This table does not reflect the application of the management fee waiver discussed in the section of the Prospectus entitled “Investment Management,” pursuant to which the Manager (defined below) has agreed to waive, on a voluntary basis, a portion of the management fee of The Income Fund to the extent necessary to limit the management fee paid to the Manager by The Income Fund to an annual rate of 0.80% of the daily average net asset value of The Income Fund (“Undertaking”). This Undertaking may be terminated by the Manager upon 60 days’ written notice to The Income Fund.

For more information about the management fee, see the “Investment Management” section of the Prospectus. “Other Expenses” include acquired fund fees and expenses, which are incurred indirectly by The Income Fund as a result of The Income Fund’s investing in securities issued by one or more investment companies, including money market funds. Please note that the Total Annual Fund Operating Expenses in the table above may not correlate to the Ratio of Net Expenses to Average Net Assets found within the “Financial Highlights” section of this Prospectus.

Example

This Example is intended to help you compare the cost of investing in The Income Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in The Income Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that The Income Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years

$103*	$322	$558	$1,236

*	The amount shown does not reflect the application of the Undertaking.

Portfolio Turnover

The Income Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when The Income Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect The Income Fund’s performance. During the most recent fiscal year, The Income Fund’s portfolio turnover rate was 45.78% of the average value of its portfolio.

Principal Investment Strategies

Fairholme Capital Management, L.L.C. (the “Manager”), the investment adviser to The Income Fund, attempts, under normal circumstances, to achieve The Income Fund’s investment objective by investing in a focused portfolio of cash distributing securities. To maintain maximum flexibility, the securities in which The Income Fund may invest include corporate bonds and other corporate debt securities of issuers in the U.S. and foreign countries, bank debt (including bank loans and participations), government and agency debt securities of the U.S. and foreign countries (including U.S. Treasury bills), convertible bonds and other convertible securities, and equity securities, including preferred and common stock of issuers in the U.S. and foreign countries, and interests in real estate investment trusts (“REITs”). The Income Fund’s portfolio securities may be rated by one or more nationally recognized statistical rating organizations (“NRSROs”), such as Moody’s Investors Service, Inc. (“Moody’s”) or S&P Global Ratings (“S&P”), or may be unrated. The Manager may invest in securities for The Income Fund without regard to maturity or the rating of the issuer of the security. The Income Fund may invest without limit in lower-rated securities (or “junk bonds”). Lower-rated securities are those rated below “Baa” by Moody’s or below “BBB” by S&P or that have comparable ratings from other NRSROs or, if unrated, are determined to be comparable to lower-rated debt securities by the Manager.

Although The Income Fund normally holds a focused portfolio of securities, The Income Fund is not required to be fully invested in such securities and may maintain a significant portion of its total assets in cash and securities generally considered to be cash equivalents. In certain market conditions, the Manager may determine that it is appropriate for The Income Fund to hold a significant cash position for an extended period of time.

The Income Fund may also use other investment strategies and invest its assets in other types of investments, which are described in the section in this Prospectus entitled “Additional Information about the Funds’ Investments and Risks,” and in The Income Fund’s Statement of Additional Information (“SAI”).

Principal Risks of Investing in The Income Fund

General Risks. All investments are subject to inherent risks, and an investment in The Income Fund is no exception. Accordingly, you may lose money by investing in The Income Fund. Markets can trade in random or cyclical price patterns, and prices can fall over time. The value of The Income Fund’s investments will fluctuate as markets fluctuate and could decline over short-or long-term periods.

Focused Portfolio and Non-Diversification Risks. The Income Fund may have more volatility and is considered to have more risk than a fund that invests in securities of a greater number of issuers because changes in the value of a single issuer’s securities may have a more significant effect, either negative or positive, on the net asset value (“NAV”) of The Income Fund. To the extent that The Income Fund invests its assets in the securities of fewer issuers, The Income Fund will be subject to greater risk of loss if any of those securities decreases in value or becomes impaired. To the extent that The Income Fund’s investments are focused in a particular issuer, region, country, market, industry, asset class or other category, The Income Fund may be susceptible to loss due to adverse occurrences affecting that issuer, region, country, market, industry, asset class or other category.

High Yield Security Risk. Investments in fixed-income securities that are rated below investment grade by one or more NRSROs or that are unrated and are deemed by the Manager to be of similar quality (“high yield securities”) may be subject to greater risk of loss of principal and interest than investments in higher-rated fixed-income securities. High yield securities are also generally considered to be subject to greater market risk than higher-rated securities.

Credit Risk. The Income Fund’s investments are subject to credit risk. An issuer’s credit quality depends on its ability to pay interest on and repay its debt and other obligations. Defaulted securities (or those expected to default) are subject to additional risks in that the securities may become subject to a plan or reorganization that can diminish or eliminate their value. The credit risk of a security may also depend on the credit quality of any bank or financial institution that provides credit enhancement for the security. Changes in economic, tax and regulatory policies, interest rates, inflation rates and government instability, war or other political or economic actions or factors may have an adverse effect on the investments of The Income Fund. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security.

Investments in fixed-income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations. The Manager does not rely solely on third party credit ratings to select The Income Fund’s portfolio securities.

Cash Position Risk. To the extent that The Income Fund holds large positions in cash or cash equivalents, there is a risk of lower returns and potential lost opportunities to participate in market appreciation.

Interest Rate Risk. Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations, but increasing interest rates may have an adverse effect on the value of The Income Fund’s investment portfolio as a whole, as investors and markets adjust expected returns relative to such increasing rates.

Illiquid Investments Risk. The Income Fund’s investments are subject to illiquid investments risk. This is the risk that the market for a security or other investment cannot accommodate an order to buy or sell the security or other investment in the desired timeframe, possibly preventing The Income Fund from selling these securities at an advantageous price. This risk includes the risk that legal or contractual restrictions on the resale of a security may affect The Income Fund’s ability to sell the security when deemed appropriate or necessary by the Manager. Derivatives and securities involving substantial market and credit risk tend to involve greater illiquid investments risk. Over recent years illiquid investments risk has increased because the capacity of dealers in the secondary market for fixed-income securities to make markets in these securities has decreased, even as the overall bond market has grown significantly, due to, among other things, structural changes, additional regulatory requirements and capital and risk restraints that have led to reduced inventories. Illiquid investments risk may be higher in a rising interest rate environment, when the value and liquidity of fixed-income securities generally decline, and, in certain circumstances, illiquid investments risk may be greater for a particular security as a result of, among other things, changes in the markets relating to that security, increased selling of the security by market participants or increases in the size of the holding relative to other fund holdings or to the issuer’s total issuance. Market turbulence and volatility in the U.S. and non-U.S. financial markets may increase the risks associated with an investment in The Income Fund. This risk also includes the risk that trading on an exchange may be halted because of market conditions.

Equity Risk. The Income Fund is subject to the risk that stock and other equity security prices may fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of The Income Fund’s equity securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility.

Small- to Medium-Capitalization Risk. Investments in small- and mid-capitalization companies may be more volatile than investments in large-capitalization companies. Investments in small- to mid-cap companies may have additional risks because, among other things, these companies have limited product lines, markets or financial resources.

Control and Substantial Positions Risk. The Income Fund may invest in the securities of a company for the purpose of affecting the management or control of the company or may have or acquire a substantial position in the securities of a company, subject to applicable legal restrictions with respect to the investment. Such an investment imposes additional risks for The Income Fund other than a possible decline in the value of the investment. These additional risks include: the application of statutory, regulatory and other requirements to The Income Fund, or to the Manager and its affiliates, could restrict activities contemplated by The Income Fund, or by the Manager and its affiliates, with respect to a portfolio company or limit the time and the manner in which The Income Fund is able to dispose of its holdings or hedge such holdings; The Income Fund, or the Manager and its affiliates, may be required to obtain relief from the Securities and Exchange Commission (the “SEC”) or its staff prior to engaging in certain activities with respect to a portfolio company that could be deemed a joint arrangement under the Investment Company Act of 1940, as amended (the “1940 Act”); The Income Fund may incur substantial expenses and costs when taking control or other substantial positions in a company, including paying market prices for securities whose value The Income Fund is required to discount when computing the NAV of The Income Fund’s shares, and there is no guarantee that such expenses and costs can be recouped; and The Income Fund could be exposed to various legal claims by governmental entities, or by a portfolio company, its security holders and its creditors, arising from, among other things, The Income Fund’s status as an insider or control person of a portfolio company or from the Manager’s designation of directors to serve on the board of directors of a portfolio company.

An investment in The Income Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Further discussion about other risks of investing in The Income Fund may be found in the section in this Prospectus entitled “Additional Information about the Funds’ Investments and Risks,” and in The Income Fund’s SAI.

Past Performance

The bar chart and table set out below show The Income Fund’s historical performance, and provide some indication of the risks of investing in The Income Fund by showing changes in The Income Fund’s performance from year to year and by showing how The Income Fund’s average annual total returns for the 1- and 5-year periods and since inception compare to the performance of the Bloomberg Barclays U.S. Aggregate Bond Index. The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based flagship benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, and includes Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities and commercial mortgage-backed securities (agency and non-agency). Because indices cannot be invested in directly, these index returns do not reflect a deduction for fees, expenses or taxes. The Income Fund’s past performance (before and after taxes) may not be an indication of how The Income Fund will perform in the future. Updated performance information for The Income Fund may be obtained by calling 1-866-202-2263.

Annual Returns of The Income Fund for the Last 9 Calendar Years

Best Quarter - 2nd Qtr 2013: +15.79%	Worst Quarter - 4th Qtr 2015: -9.66%

Average Annual Total Returns for The Income Fund (for the periods ended December 31, 2018)

Portfolio Returns	1 Year	5 Years	Since Inception (12/31/2009)

Return Before Taxes	-6.87%	3.13%	6.48%

Return After Taxes on Distributions	-8.37%	1.05%	4.14%

Return After Taxes on Distributions and Sale of The Income Fund Shares	-3.91%	1.67%	4.25%

Bloomberg Barclays U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	0.01%	2.52%	3.21%

The theoretical “after-tax” returns shown in the table are calculated using the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Your actual “after-tax” returns depend on your personal tax situation and may differ from the returns shown above. Also, “after-tax” return information is not relevant to shareholders who hold shares of The Income Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”). The “after-tax” returns shown in the table reflect past tax effects and are not predictive of future tax effects.

The average annual total return after taxes on distributions and sale of The Income Fund shares for the 1-year, 5-year, and Since Inception periods are higher than the average annual total return after taxes on distributions for the same periods because of realized losses that would have been sustained upon the sale of The Income Fund shares immediately after such 1-year, 5-year, and Since Inception periods. In addition to the assumptions in the preceding paragraph, the calculation for the average annual total return after taxes on distributions and sale of The Income Fund shares assumes that an investor would have been able to immediately utilize the full realized loss to reduce his or her federal tax liability. However, actual individual tax results may vary and investors should consult their tax advisors regarding their personal tax situations.

Investment Adviser

Fairholme Capital Management, L.L.C., the Manager, provides investment advisory services to The Income Fund.

Portfolio Manager

Bruce R. Berkowitz, Chief Investment Officer of the Manager, and the President and a Director of Fairholme Funds, Inc. (the “Company”), has been The Income Fund’s lead portfolio manager since The Income Fund’s inception. Mr. Berkowitz is responsible for the day-to-day management of The Income Fund’s portfolio.

Purchase and Sale of The Income Fund Shares

Purchases of shares of The Income Fund are subject to the following minimum investment amounts (which may be waived by the Manager in its discretion):

Minimum Investment To Open Account	$10,000 for Regular Accounts	$6,000 for IRAs

Minimum Subsequent Investment (Non-Automatic Investment Plan Members)	$1,000 for Regular Accounts and IRAs

Minimum Subsequent Investment (Automatic Investment Plan Members)	$250 per month minimum

Shareholders eligible to purchase shares of The Income Fund may do so through their financial intermediaries or by contacting The Income Fund: (i) by telephone at 1-866-202-2263; or (ii) by mail addressed to c/o BNY Mellon Investment Servicing (US) Inc., P.O. Box 9692, Providence, RI 02940-9692; or (iii) by overnight delivery addressed to c/o BNY Mellon Investment Servicing (US) Inc., 4400 Computer Drive, Westborough, MA 01581-1722.

The Income Fund reserves the right to limit the sale of shares to new investors and existing shareholders at any time. The Income Fund may reject any order to purchase shares, and may withdraw the offering of shares at any time to any or all investors.

Shareholders may redeem shares of The Income Fund through their financial intermediaries or by contacting The Income Fund: (i) by telephone at 1-866-202-2263; (ii) by mail addressed to c/o BNY Mellon Investment Servicing (US) Inc., P.O. Box 9692, Providence, RI 02940-9692; or (iii) by overnight delivery addressed to c/o BNY Mellon Investment Servicing (US) Inc., 4400  Computer Drive, Westborough, MA 01581-1722.

Tax Information for The Income Fund

The Income Fund intends to make distributions that may be taxed as ordinary income or capital gains.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of The Income Fund through a broker-dealer or other financial intermediary (such as a bank), The Income Fund and its related companies may pay the intermediary for certain administrative and shareholder servicing functions. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary to recommend The Income Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

THE FAIRHOLME ALLOCATION FUND

(“The Allocation Fund”)

Investment Objective

The Allocation Fund seeks long-term total return.

Fees and Expenses of the Fund

The following table describes the fees and expenses you may pay if you buy and hold shares of The Allocation Fund. You may be required to pay commissions and/or other forms of compensation to a broker for transactions in shares of The Allocation Fund, which are not reflected in the tables or the Example below.

SHAREHOLDER FEES
(Fees Paid Directly From Your Investment)

Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None

Maximum Deferred Sales Charge (Load) (as a percentage of amount redeemed)	None

Maximum Sales Charge (Load) Imposed on Reinvested Dividends and Other Distributions (as a percentage of amount reinvested)	None

Redemption Fee Paid to the Fund (as a percentage of amount redeemed within 60 days of purchase, if applicable)	2.00%

ANNUAL FUND OPERATING EXPENSES
(Expenses That You Pay Each Year As A Percentage Of The Value Of Your Investment In The Allocation Fund)

Management Fees	1.00%

Distribution (12b-1) Fees	None

Other Expenses	0.01%

Total Annual Fund Operating Expenses(a)	1.01%

(a)

This table does not reflect the application of the management fee waiver discussed in the section of the Prospectus entitled “Investment Management,” pursuant to which the Manager (defined below) has agreed to waive, on a voluntary basis, a portion of the management fee of The Allocation Fund to the extent necessary to limit the management fee paid to the Manager by The Allocation Fund to an annual rate of 0.80% of the daily average net asset value of The Allocation Fund (“Undertaking”). This Undertaking may be terminated by the Manager upon 60 days’ written notice to The Allocation Fund.

For more information about the management fee, see the “Investment Management” section of the Prospectus. “Other Expenses” include acquired fund fees and expenses, which are incurred indirectly by The Allocation Fund as a result of investing in securities of one or more investment companies, including money market funds. Please note that the Total Annual Fund Operating Expenses in the table above may not correlate to the Ratio of Net Expenses to Average Net Assets found within the “Financial Highlights” section of this Prospectus.

Example

This Example is intended to help you compare the cost of investing in The Allocation Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in The Allocation Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that The Allocation Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years

$103*	$322	$558	$1,236

*	The amount shown does not reflect the application of the Undertaking.

Portfolio Turnover

The Allocation Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when The Allocation Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect The Allocation Fund’s performance. During the most recent fiscal year, The Allocation Fund’s portfolio turnover rate was 23.52% of the average value of its portfolio.

Principal Investment Strategies

The Allocation Fund seeks long-term total return from capital appreciation and income. Fairholme Capital Management, L.L.C. (the “Manager”), the investment adviser to The Allocation Fund, attempts, under normal circumstances, to achieve The Allocation Fund’s investment objective by investing opportunistically in a focused portfolio of investments in the equity, fixed-income and cash and cash-equivalent asset classes. The proportion of The Allocation Fund’s portfolio invested in each asset class will vary from time to time based on the Manager’s assessment of relative fundamental values of securities and other investments in the class, the attractiveness of investment opportunities within each asset class, general market and economic conditions, and expected future returns of investments.

The Allocation Fund may invest in any, all or none of the targeted asset classes at any given time. There is no limitation on the amount of The Allocation Fund’s portfolio that may be allocated to any one of these asset classes. The Allocation Fund may maintain a significant portion of its assets in cash and cash-equivalent securities and investments. In certain market conditions, the Manager may determine that it is appropriate for The Allocation Fund to hold a significant cash position for an extended period of time.

In addition, The Allocation Fund may invest in securities and other investments without regard to the jurisdictions in which the issuers of the securities are organized or situated and without regard to the market capitalizations or sectors of the issuers. The Allocation Fund may also invest in securities without regard to maturity or the rating of the issuer of the security. The Allocation Fund may invest, for example, without limit in lower-rated securities (or “junk bonds”), which are those securities rated below “Baa” by Moody’s Investors Service, Inc. (“Moody’s”) or below “BBB” by S&P Global Ratings (“S&P”) or that have comparable ratings from other nationally recognized statistical rating organizations (“NRSROs”) or, if unrated, are determined to be comparable to lower-rated debt securities by the Manager.

The Allocation Fund may also use other investment strategies and invest its assets in other types of investments, which are described in the section in this Prospectus entitled “Additional Information about the Funds’ Investments and Risks,” and in The Allocation Fund’s Statement of Additional Information (“SAI”).

Principal Risks of Investing in The Allocation Fund

General Risks. All investments are subject to inherent risks, and an investment in The Allocation Fund is no exception. Accordingly, you may lose money by investing in The Allocation Fund. Markets can trade in random or cyclical price patterns, and prices can fall over time. The value of The Allocation Fund’s investments will fluctuate as markets fluctuate and could decline over short-or long-term periods.

Allocation Risk. The allocation of investments among the different asset classes, such as equity or fixed-income asset classes, may have a more significant effect on The Allocation Fund’s net asset value (“NAV”) when one of these classes is performing more poorly than others.

Equity Risk. The Allocation Fund is subject to the risk that stock and other equity security prices may fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of The Allocation Fund’s equity securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility.

Focused Portfolio and Non-Diversification Risks. The Allocation Fund may have more volatility and is considered to have more risk than a fund that invests in securities of a greater number of issuers because changes in the value of a single issuer’s security may have a more significant effect, either negative or positive, on The Allocation Fund’s NAV. To the extent that The Allocation Fund invests its assets in the securities of fewer issuers, The Allocation Fund will be subject to greater risk of loss if any of those securities decreases in value or becomes impaired. To the extent that The Allocation Fund’s investments are focused in a particular issuer, region, country, market, industry, asset class or other category, The Allocation Fund may be susceptible to loss due to adverse occurrences affecting that issuer, region, country, market, industry, asset class or other category.

Interest Rate Risk. Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations, but increasing interest rates may have an adverse effect on the value of The Allocation Fund’s investment portfolio as a whole, as investors and markets adjust expected returns relative to such increasing rates.

Cash Position Risk. To the extent that The Allocation Fund holds large positions in cash or cash equivalents, there is a risk of lower returns and potential lost opportunities to participate in market appreciation.

Credit Risk. The Allocation Fund’s investments are subject to credit risk. An issuer’s credit quality depends on its ability to pay interest on and repay its debt and other obligations. Defaulted securities (or those expected to default) are subject to additional risks in that the securities may become subject to a plan or reorganization that can diminish or eliminate their value. The credit risk of a security may also depend on the credit quality of any bank or financial institution that provides credit enhancement for the security. Changes in economic, tax and regulatory policies, interest rates, inflation rates and government instability, war or other political or economic actions or factors may have an adverse effect on the investments of The Allocation Fund. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations. The Manager does not rely solely on third party credit ratings to select The Allocation Fund’s portfolio securities.

Small- to Medium-Capitalization Risk. Investments in small- and mid-capitalization companies may be more volatile than investments in large-capitalization companies. Investments in small- to mid-cap companies may have additional risks because, among other things, these companies have limited product lines, markets or financial resources.

Prepayment Risk. The Allocation Fund’s investments may be subject to prepayment risk. Prepayment risk occurs when the issuer of a security can repay principal prior to the security’s maturity. Securities subject to prepayment can offer less potential for gains during a declining interest rate environment and similar or greater potential for loss in a rising interest rate environment. In addition, the potential impact of prepayment features on the price of a security can be difficult to predict and result in greater volatility.

Inflation Risk. This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of The Allocation Fund’s assets can decline as can the value of The Allocation Fund’s distributions. This risk increases as The Allocation Fund invests a greater portion of its assets in fixed-income securities with longer maturities.

Illiquid Investments Risk. Illiquid investments risk exists when particular investments are difficult to purchase or sell, possibly preventing The Allocation Fund from selling out of these illiquid securities at an advantageous price. Derivatives and securities involving substantial market and credit risk tend to involve greater illiquid investments risk. A fund may face illiquid investments risk as a result of, among other factors, low trading volumes, legal or contractual restrictions on resale, substantial redemptions of the fund’s shares and, with respect to fixed-income securities, rising interest rates. In certain circumstances, illiquid investments risk may be greater for a particular security as a result of, among other things, changes in the markets relating to that security, increased selling of the security by market participants or increases in the size of the holding relative to other fund holdings or to the issuer’s total issuance. In addition, over recent years illiquid investments risk has increased because the capacity of dealers in the secondary market for fixed-income securities to make markets in these securities has decreased, even as the overall bond market has grown significantly, due to, among other things, structural changes, additional regulatory requirements and capital and risk restraints that have led to reduced inventories. Illiquid investments risk may be higher in a rising interest rate environment, when the value and liquidity of fixed-income securities generally decline.

REITs Risk. The Allocation Fund may invest in real estate investment trusts (“REITs”), including equity REITs and mortgage REITs. Equity REITs invest directly in real property while mortgage REITs invest in mortgages on real property. REITs may be subject to certain risks associated with the direct ownership of real property, including declines in the value of real estate, risks related to general and local economic conditions, overbuilding and increased competition, increases in property taxes and operating expenses, and variations in rental income. REITs are dependent upon management skills, are not diversified, and are subject to heavy cash flow dependency, default by borrowers, and self-liquidation. REITs (especially mortgage REITs) are also subject to interest rate risks. When interest rates decline, the value of a REIT’s investment in fixed-rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a REIT’s investment in fixed-rate obligations can be expected to decline. Mortgage REITs may be affected by the quality of any credit extended to them.

Control and Substantial Positions Risk. The Allocation Fund may invest in the securities of a company for the purpose of affecting the management or control of the company or may have or acquire a substantial position in the securities of a company, subject to applicable legal restrictions with respect to the investment. Such an investment imposes additional risks for The Allocation Fund other than a possible decline in the value of the investment. These additional risks include: the application of statutory, regulatory and other requirements to The Allocation Fund, or to the Manager and its affiliates, could restrict activities contemplated by The Allocation Fund, or by the Manager and its affiliates, with respect to a portfolio company or limit the time and the manner in which The Allocation Fund is able to dispose of its holdings or hedge such holdings; The Allocation

Fund, or the Manager and its affiliates, may be required to obtain relief from the Securities and Exchange Commission (the “SEC”) or its staff prior to engaging in certain activities with respect to a portfolio company that could be deemed a joint arrangement under the Investment Company Act of 1940, as amended (the “1940 Act”); The Allocation Fund may incur substantial expenses and costs when taking control or other substantial positions in a company, including paying market prices for securities whose value The Allocation Fund is required to discount when computing the NAV of The Allocation Fund’s shares, and there is no guarantee that such expenses and costs can be recouped; and The Allocation Fund could be exposed to various legal claims by governmental entities, or by a portfolio company, its security holders and its creditors, arising from, among other things, The Allocation Fund’s status as an insider or control person of a portfolio company or from the Manager’s designation of directors to serve on the board of directors of a portfolio company.

An investment in The Allocation Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Further discussion about other risks of investing in The Allocation Fund may be found in the section in this Prospectus entitled “Additional Information about the Funds’ Investments and Risks,” and in The Allocation Fund’s SAI.

Past Performance

The bar chart and table set out below show The Allocation Fund’s historical performance, and provide some indication of the risks of investing in The Allocation Fund by showing changes in The Allocation Fund’s performance from year to year and by showing how The Allocation Fund’s average annual total returns for the 1- and 5-year periods and since inception compare to the performance of the Bloomberg Barclays U.S. Aggregate Bond Index and the S&P 500 Index. The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based flagship benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, and includes Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities and commercial mortgage-backed securities (agency and non-agency). The S&P 500 Index is a widely recognized, unmanaged index of 500 of the largest companies in the United States as measured by market capitalization. The S&P 500 Index assumes reinvestment of all dividends and distributions. Because indices cannot be invested in directly, these index returns do not reflect a deduction for fees, expenses or taxes. The Allocation Fund’s past performance (before and after taxes) may not be an indication of how The Allocation Fund will perform in the future. Updated performance information for The Allocation Fund may be obtained by calling 1-866-202-2263.

Annual Returns for The Allocation Fund for the Last 8 Calendar Years

Best Quarter - 1st Qtr 2012: +18.37%	Worst Quarter - 3rd Qtr 2011: -18.96%

Average Annual Total Returns for The Allocation Fund (for the period ended December 31, 2018)

Portfolio Returns	1 Year	5 Years	Since Inception (12/31/10)

Return Before Taxes	-17.48%	-7.10%	-0.66%

Return After Taxes on Distributions	-17.80%	-8.84%	-1.84%

Return After Taxes on Distributions and Sale of The Allocation Fund Shares	-10.29%	-5.15%	-0.45%

Bloomberg Barclays U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	0.01%	2.52%	2.80%

S&P 500 Index (reflects no deduction for fees, expenses or taxes)	-4.38%	8.49%	11.32%

The theoretical “after-tax” returns shown in the table are calculated using the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Your actual “after-tax” returns depend on your personal tax situation and may differ from the returns shown above. Also, “after-tax” return information is not relevant to shareholders who hold The Allocation Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”). The “after-tax” returns shown in the table reflect past tax effects and are not predictive of future tax effects.

The average annual total return after taxes on distributions and sale of The Allocation Fund shares for the 1-year, 5-year, and Since Inception periods are higher than the average annual total return after taxes on distributions for the same periods because of realized losses that would have been sustained upon the sale of The Allocation Fund shares immediately after such 1-year, 5-year, and Since Inception periods. In addition to the assumptions in the preceding paragraph, the calculation for the average annual total return after taxes on distributions and sale of The Allocation Fund shares assumes that an investor would have been able to immediately utilize the full realized loss to reduce his or her federal tax liability. However, actual individual tax results may vary and investors should consult their tax advisors regarding their personal tax situations.

Investment Adviser

Fairholme Capital Management, L.L.C., the Manager, provides investment advisory services to The Allocation Fund.

Portfolio Manager

Bruce R. Berkowitz, Chief Investment Officer of the Manager, and the President and a Director of Fairholme Funds, Inc. (the “Company”), has been The Allocation Fund’s lead portfolio manager since The Allocation Fund’s inception. Mr. Berkowitz is responsible for the day-to-day management of The Allocation Fund’s portfolio.

Purchase and Sale of The Allocation Fund Shares

Purchases of shares of The Allocation Fund are subject to the following minimum investment amounts (which may be waived by the Manager in its discretion):

Minimum Investment To Open Account	$10,000 for Regular Accounts	$6,000 for IRAs

Minimum Subsequent Investment (Non-Automatic Investment Plan Members)	$1,000 for Regular Accounts and IRAs

Minimum Subsequent Investment (Automatic Investment Plan Members)	$250 per month minimum

Shareholders eligible to purchase shares of The Allocation Fund may do so through their financial intermediaries or by contacting The Allocation Fund: (i) by telephone at 1-866-202-2263; (ii) by mail addressed to c/o BNY Mellon Investment Servicing (US) Inc., P.O. Box 9692, Providence, RI 02940-9692; or (iii) by overnight delivery addressed to c/o BNY Mellon Investment Servicing (US) Inc., 4400 Computer Drive, Westborough, MA 01581-1722.

The Allocation Fund reserves the right to limit the sale of shares to new investors and existing shareholders at any time. The Allocation Fund may reject any order to purchase shares, and may withdraw the offering of shares at any time to any or all investors.

Shareholders may redeem shares of The Allocation Fund through their financial intermediaries or by contacting The Allocation Fund: (i) by telephone at 1-866-202-2263; (ii) by mail addressed to c/o BNY Mellon Investment Servicing (US) Inc., P.O. Box 9692, Providence, RI 02940-9692; or (iii) by overnight delivery addressed to c/o BNY Mellon Investment Servicing (US) Inc., 4400 Computer Drive, Westborough, MA 01581-1722.

Tax Information for The Allocation Fund

The Allocation Fund intends to make distributions that may be taxed as ordinary income or capital gains.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of The Allocation Fund through a broker-dealer or other financial intermediary (such as a bank), The Allocation Fund and its related companies may pay the intermediary for certain administrative and shareholder servicing functions. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary to recommend The Allocation Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

ADDITIONAL INFORMATION

ABOUT THE FUNDS’ INVESTMENTS AND RISKS

This section of the Prospectus provides additional information about the investment practices and related risks, including principal and non-principal strategies and risks, of The Fairholme Fund, The Income Fund, and The Allocation Fund (each a “Fund” and together, the “Funds”).

THE FAIRHOLME FUND

Investment Objective and Investment Strategies

The Fairholme Fund’s investment objective is long-term growth of capital. The Fairholme Fund’s investment objective is fundamental and may be changed only with the approval of a majority of the outstanding voting securities of the Fund as defined in the 1940 Act.

The Manager attempts, under normal circumstances, to achieve The Fairholme Fund’s investment objective by investing in a focused portfolio of equity and fixed-income securities. The proportion of The Fairholme Fund’s assets invested in each type of asset class will vary from time to time based upon the Manager’s assessment of general market and economic conditions. The Fairholme Fund may invest in, and may shift frequently among, the asset classes and market sectors.

The equity securities in which The Fairholme Fund may invest include common and preferred stock (including convertible preferred stock), partnership interests, business trust shares, interests in REITs, rights and warrants to subscribe for the purchase of equity securities, and depository receipts. The Fairholme Fund may invest in equity securities without regard to the jurisdictions in which the issuers of the securities are organized or situated and without regard to the market capitalizations or sectors of such issuers.

The fixed-income securities in which The Fairholme Fund may invest include U.S. corporate debt securities, non-U.S. corporate debt securities, bank debt (including bank loans and participations), U.S. Government and agency debt securities (including U.S. Treasury bills), short-term debt obligations of foreign governments, and foreign money market instruments. Except for its investments in short-term debt obligations of foreign governments, The Fairholme Fund may invest in fixed-income securities regardless of the maturity or the rating of the issuer of the security. The Fairholme Fund’s investments in short-term debt obligations of foreign governments will generally have a maturity of six months or less and a credit rating of “A” or better by S&P Global Ratings (“S&P”) or a similar rating by another NRSRO.

The Manager uses fundamental analysis to identify certain attractive characteristics of companies. Such characteristics may include: high free cash flow yields in relation to market values and risk-free rates; sensible capital allocation policies; strong competitive positions; solid balance sheets; stress-tested owners/managers; participation in stressed industries having reasonable prospects for recovery; potential for long-term growth; significant tangible assets in relation to enterprise values; high returns on invested equity and capital; and the production of essential services and products. The Manager defines free cash flow as the cash a company would generate annually from operations after all cash outlays necessary to maintain the business in its current condition.

The Fairholme Fund also may invest in “special situations” to achieve its objective. A special situation arises when the securities of a company are expected to appreciate over time due to company-specific developments rather than general business conditions or movements of the market as a whole. Such developments and situations include liquidations, reorganizations, recapitalizations, mergers, management changes, and technological developments. Investments in special situations may include equity securities or fixed-income securities, such as corporate debt, which may be in a distressed position as a result of economic or company specific developments. “Special situation” investments may include high yield fixed-income securities (or “junk bonds”) (i.e., securities that are rated below investment grade by S&P or by another NRSRO or similar unrated securities).

Subject to applicable legal restrictions, The Fairholme Fund may invest in securities of an issuer for the purpose of affecting the management or control of the issuer or may have or acquire a substantial position in the securities of an issuer, although it is not the intention of The Fairholme Fund or the Manager to unilaterally control any issuer. The Fairholme Fund may obtain a controlling or other substantial position in a public or private company.

Although The Fairholme Fund normally holds a focused portfolio of equity and fixed-income securities, The Fairholme Fund is not required to be fully invested in such securities and may maintain a significant portion of its total assets in cash and securities generally considered to be cash equivalents, including U.S. Government securities, money market funds, commercial paper, repurchase agreements, and other high quality money market instruments. From time to time, cash and cash reserves may also include foreign securities, including short-term obligations of foreign governments or other high quality foreign money market instruments. The Fairholme Fund believes that a certain amount of liquidity in The Fairholme Fund’s portfolio is desirable both to meet operating requirements and to take advantage of new investment opportunities. Under adverse market conditions or when The Fairholme Fund is unable to find sufficient investments meeting its criteria, cash and cash reserves may comprise a significant percentage of The Fairholme Fund’s total assets, a situation which may exist for extended periods of time. When The Fairholme Fund holds a significant portion of assets in cash and cash reserves, it may not meet its investment objective.

The Fairholme Fund may also use other investment strategies and may invest its assets in other types of investments, which are described in the SAI.

Risks of Investing in The Fairholme Fund

General Risks. All investments are subject to inherent risks, and investments in The Fairholme Fund are no exception. Accordingly, you may lose money by investing in The Fairholme Fund. When you sell your shares, they may be worth less than what you paid for them because the value of The Fairholme Fund’s investments will fluctuate, reflecting day-to-day changes in market conditions, interest rates, and numerous other factors.

Market Risk. Markets can trade in random or cyclical price patterns, and prices can fall over time. Asset prices change daily as a result of many factors, including developments affecting the condition of individual companies, the sector or industries in which they operate, and the market in general. The value of The Fairholme Fund’s investments will fluctuate as markets fluctuate and could decline over short- or long-term periods.

Equity Risk. The Fairholme Fund is subject to the risk that stock and other equity security prices may fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of The Fairholme Fund’s equity securities may fluctuate significantly from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility.

Focused Portfolio and Non-Diversification Risks. The Fairholme Fund attempts to invest in a limited number of securities. Accordingly, The Fairholme Fund may have more volatility and is considered to have more risk than a fund that invests in a greater number of securities because changes in the value of a single security may have a more significant effect, either negative or positive, on The Fairholme Fund’s NAV. To the extent that The Fairholme Fund invests its assets in fewer securities, The Fairholme Fund is subject to greater risk of loss if any of those securities becomes impaired.

The Fairholme Fund is considered to be “non-diversified” under the 1940 Act, which means that The Fairholme Fund can invest a greater percentage of its assets in the securities of fewer issuers than a diversified fund. The Fairholme Fund may also have a greater percentage of its assets invested in particular industries than a diversified fund, exposing The Fairholme Fund to the risk of unanticipated industry conditions as well as risks particular to a single company or the securities of a single company. Additionally, the NAV of a non-diversified fund generally is more volatile, and a shareholder may have a greater risk of loss if the shareholder redeems his or her shares during a period of high volatility. Lack of broad diversification also may cause The Fairholme Fund to be more susceptible to economic, political, regulatory, liquidity or other events than a diversified fund.

Industry/Sector Risk. To the extent The Fairholme Fund invests or maintains a significant portion of its assets in one or more issuers in a particular industry or industry sector, The Fairholme Fund will be subject to a greater degree to the risks particular to that industry or industry sector. Market or economic factors affecting issuers in that industry, group of related industries or sector could have a major effect on the value of The Fairholme Fund’s investments and NAV. The securities of an issuer in the real estate sector comprise a significant portion of The Fairholme Fund’s assets. This investment exposes The Fairholme Fund to the risks of the real estate related sector generally and of that issuer, including risks relating to real estate investments and development in Northwest Florida, hospitality, and forestry. (Additional information regarding this issuer is available in its annual report and financial statements.) In this regard, the securities of a single real estate related issuer or a group of real estate issuers may underperform the market as a whole due to legislative or regulatory changes, adverse market conditions and/or increased competition affecting the real estate sector.

Special Situation Risk. Investments in special situations may involve greater risks when compared to The Fairholme Fund’s other strategies due to a variety of factors. Mergers, reorganizations, liquidations or recapitalizations may not be completed on the terms originally contemplated, or may fail. Expected developments may not occur in a timely manner, or at all. Transactions may take longer than originally anticipated, resulting in lower annualized returns than contemplated at the time of investment. Furthermore, failure to anticipate changes in the circumstances affecting these types of investments may result in permanent loss of capital, where The Fairholme Fund may be unable to recoup some or all of its investment or expenses in connection with the investment.

Derivatives Risk. Investments in derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for The Fairholme Fund, and may be subject to counterparty risk to a greater degree than more traditional investments.

Asset Allocation Risk. The Fairholme Fund’s investments are subject to the risk that the allocation of investments in equity and fixed-income securities may have a more significant effect on The Fairholme Fund’s NAV when one of these asset classes is performing more poorly than the other.

Cash Position Risk. To the extent that The Fairholme Fund holds large positions in cash or cash equivalents, it may lose opportunities to participate in market appreciation, which may result in lower returns than if The Fairholme Fund were fully invested in the market. In addition, cash and cash equivalents may negatively affect the Fund’s performance and ability to achieve its investment objective.

Interest Rate Risk. Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations, but increasing interest rates may have an adverse effect on the value of The Fairholme Fund’s investment portfolio as a whole, as investors and markets adjust expected returns relative to such increasing rates. An economic downturn or period of rising interest rates could have a negative impact on the market for fixed-income securities and reduce The Fairholme Fund’s ability to sell them, which, in turn, could negatively impact the performance of The Fairholme Fund. Potential future changes in government monetary policy that may affect interest rate levels, combined with recent increases in interest rates, indicates that interest rates may likely rise in the future.

Credit Risk. The Fairholme Fund’s investments are subject to credit risk. An issuer’s credit quality depends on its ability to pay interest on and repay its debt and other obligations. Defaulted securities (or those expected to default) are subject to additional risks in that the securities may become subject to a plan or reorganization that can diminish or eliminate their value. The credit risk of a security may also depend on the credit quality of any bank or financial institution that provides credit enhancement for the security. Changes in economic, tax and regulatory policies, interest rates, inflation rates and government instability, war or other political or economic actions or factors may have an adverse effect on the investments of The Fairholme Fund. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations. The Manager does not rely solely on third party credit ratings to select The Fairholme Fund’s portfolio securities.

Rights and Warrants Risk. Rights and warrants may be considered more speculative than certain other types of investments in that they do not entitle a holder to dividends or voting rights with respect to the underlying securities that may be purchased nor do they represent any rights in the assets of the issuing company. Also, the value of a right or warrant does not necessarily change with the value of the underlying securities and a right or warrant ceases to have value if it is not exercised prior to the expiration date.

Illiquid Investments Risk. The Fairholme Fund’s investments are subject to illiquid investments risk. This is the risk that the market for a security or other investment cannot accommodate an order to buy or sell the security or other investment in the desired timeframe, possibly preventing The Fairholme Fund from selling these securities at an advantageous price. This risk includes the risk that legal or contractual restrictions on the resale of a security may affect The Fairholme Fund’s ability to sell the security when deemed appropriate or necessary by the Manager. Derivatives and securities involving substantial market and credit risk tend to involve greater illiquid investments risk, and, in certain circumstances, illiquid investments risk may be greater for a particular security as a result of, among other things, changes in the markets relating to that security, increased selling of the security by market participants or increases in the size of the holding relative to other fund holdings or to the issuer’s total issuance. Over recent years illiquid investments risk has increased because the capacity of dealers in the secondary market for fixed-income securities to make markets in these securities has decreased, even as the overall bond market has grown significantly, due to, among other things, structural changes, additional regulatory requirements and capital and risk restraints that have led to reduced inventories. Illiquid investments risk may be higher in a rising interest rate environment, when the value and liquidity of fixed-income securities generally decline. In addition, liquid investments may become more difficult to trade or dispose of after purchase by a fund, particularly during periods of market turmoil or volatility. Investments that are difficult to trade or dispose of may, particularly in changing markets, be harder to value. This risk also includes the risk that trading on an exchange may be halted because of market conditions.

Prepayment Risk. The Fairholme Fund’s investments may be subject to prepayment risk. Prepayment risk occurs when the issuer of a security can repay principal prior to the security’s maturity. Securities subject to prepayment can offer less potential for gains during a declining interest rate environment and similar or greater potential for loss in a rising interest rate environment. In addition, the potential impact of prepayment features on the price of a security can be difficult to predict and result in greater volatility.

High Yield Security Risk. Investments in fixed-income securities that are rated below investment grade by one or more NRSROs or that are unrated and are deemed to be of similar quality may be subject to greater risk of loss of principal and interest than investments in higher-rated fixed-income securities. High yield securities are also generally considered to be subject to greater market risk than higher-rated securities. The capacity of issuers of high yield securities to pay interest and repay principal is more likely to weaken than that of issuers of higher-rated securities in times of deteriorating economic conditions or rising interest rates. In addition, high yield securities may be more susceptible to real or perceived adverse economic conditions than higher-rated securities. The market for high yield securities may be less liquid than the market for higher-rated securities. This can adversely affect The Fairholme Fund’s ability to buy or sell optimal quantities of high yield securities at desired prices.

Inflation Risk. This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of The Fairholme Fund’s assets can decline as can the value of The Fairholme Fund’s distributions. This risk increases as a fund invests a greater portion of its assets in fixed-income securities with longer maturities.

Foreign Securities Risk. Investments in foreign securities may be subject to greater political, economic, environmental, credit and information risks. The Fairholme Fund’s investments in foreign securities are subject to foreign currency fluctuations. Foreign securities may be subject to higher volatility than U.S. securities, varying degrees of regulation and limited liquidity.

Currency Risk. The Fairholme Fund is subject to currency risk because fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect the value of The Fairholme Fund’s investments in foreign securities.

REITs Risk. The Fairholme Fund may invest in REITs, including equity REITs and mortgage REITs. Equity REITs invest directly in real property while mortgage REITs invest in mortgages on real property. REITs may be subject to certain risks associated with the direct ownership of real property, including declines in the value of real estate, risks related to general and local economic conditions, overbuilding and increased competition, increases in property taxes and operating expenses, and variations in rental income. REITs are dependent upon management skills, are not diversified, and are subject to heavy cash flow dependency, default by borrowers and self-liquidation. REITs (especially mortgage REITs) are also subject to interest rate risks. When interest rates decline, the value of a REIT’s investment in fixed-rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a REIT’s investment in fixed-rate obligations can be expected to decline. Mortgage REITs may be affected by the quality of any credit extended to them.

Small- to Medium-Capitalization Risk. The Fairholme Fund has the ability to invest in securities of companies with small to medium market capitalizations. Such companies may be engaged in business within a narrow geographic region, be less well known to the investment community, and have more volatile share prices. Also, companies with smaller market capitalizations often lack management depth and have narrower market penetrations, less diverse product lines, and fewer resources than larger companies. Moreover, the securities of such companies often have less market liquidity and, as a result, their stock prices often react more strongly to changes in the marketplace.

Control and Substantial Positions Risk. The Fairholme Fund may invest in the securities of a company for the purpose of affecting the management or control of the company or may have or acquire a substantial position in the securities of a company, subject to applicable legal restrictions with respect to the investment. Such an investment imposes additional risks for The Fairholme Fund other than a possible decline in the value of the investment. The Fairholme Fund, individually or together with other accounts managed by the Manager, may obtain a controlling or other substantial position in a public or private company (each, a “Portfolio Company”). Should The Fairholme Fund and other accounts managed by the Manager obtain such a position in a Portfolio Company, The Fairholme Fund and the Manager may be required to make filings with the SEC concerning holdings in the Portfolio Company. The application of statutory, regulatory and other requirements to The Fairholme Fund, or to the Manager and its affiliates, could restrict activities contemplated by The Fairholme Fund, or by the Manager and its affiliates, with respect to a Portfolio Company or limit the time and the manner in which The Fairholme Fund is able to dispose of its holdings or hedge such holdings. The Fairholme Fund, or the Manager and its affiliates, may be required to obtain relief from the SEC or its staff prior to engaging in certain activities with respect to a Portfolio Company that could be deemed a joint arrangement under the 1940 Act. The foregoing restrictions and limitations may also apply when a member of the Board of Directors of the Company (the “Board” or the “Directors”) serves as a director of a Portfolio Company.

The Fairholme Fund may incur substantial expenses and costs when taking control or other substantial positions in a company, including paying market prices for securities whose value The Fairholme Fund is required to discount when computing the NAV of The Fairholme Fund’s shares, and there is no guarantee that such expenses and costs can be recouped. In addition, The Fairholme Fund’s investments could be frozen in minority positions and The Fairholme Fund could incur substantial losses.

The Fairholme Fund could be exposed to various legal claims by governmental entities, or by a Portfolio Company, its security holders and its creditors, arising from, among other things, The Fairholme Fund’s status as an insider or control person of a Portfolio Company or from the Manager’s designation of directors to serve on the board of directors of a Portfolio Company. Such legal claims may include claims that The Fairholme Fund or the Manager (as a controlling person) is liable for securities laws violations by the Portfolio Company or environmental damage or product defects caused by the Portfolio Company or failure to supervise the Portfolio Company. Such legal claims may also include claims that The Fairholme Fund, as a control person or significant shareholder of the Portfolio Company, has a fiduciary responsibility to other shareholders in connection with The Fairholme Fund’s voting or investment decisions with respect to its holdings of the Portfolio Company’s shares. In addition, potential conflicts of interest may arise when a Director serves on the board of directors of a Portfolio Company and when the Director receives compensation for that service from the Portfolio Company. The Board may consider actions that are necessary to address any such conflict, including requiring the Director to recuse himself from voting on any matter to which the conflict relates.

Notwithstanding the foregoing, neither The Fairholme Fund nor the Manager intends to have unilateral control of any Portfolio Company, and may be unable to control the timing or occurrence of an exit strategy for any Portfolio Company.

Political, Economic and Regulatory Risk. Changes in economic and tax policies, interest rates, high inflation rates, government instability, war or other political or economic actions or factors may have an adverse effect on The Fairholme Fund’s investments. Governmental and regulatory actions, including tax law changes, may have unexpected or adverse consequences on particular markets, strategies, or investments, including the liquidity of investments. These actions and other developments may impact The Fairholme Fund’s ability to invest or remain invested in certain securities and other assets. Legislation or regulation may also change the way in which The Fairholme Fund itself is regulated. The Manager cannot predict the effects of any new governmental regulation that may be implemented on the ability of The Fairholme Fund to invest in certain assets, or affect the Manager’s ability to access financial markets, and there can be no assurance that any new governmental regulation will not adversely affect The Fairholme Fund’s ability to achieve its investment objective.

Further discussion about other risks of investing in The Fairholme Fund may be found in the SAI.

THE INCOME FUND

Investment Objective and Investment Strategies

The Income Fund seeks current income. The Income Fund’s investment objective is non-fundamental and may be changed without shareholder approval.

The Manager attempts, under normal circumstances, to achieve The Income Fund’s investment objective by investing in a focused portfolio of cash distributing securities. To maintain maximum flexibility, the securities in which The Income Fund may invest include corporate bonds and other corporate debt securities of issuers in the U.S. and foreign countries, bank debt (including bank loans and participations), government and agency debt securities of the U.S. and foreign countries (including U.S. Treasury bills), convertible bonds and other convertible securities, and equity securities, including preferred and common stock and interests in REITs. The Income Fund’s securities may be rated by one or more NRSROs, such as Moody’s or S&P, or may be unrated. The Manager may invest in securities for The Income Fund regardless of the maturity or the rating of the issuer of the security. The Income Fund may invest without limit in lower-rated securities (or “junk bonds”). Lower-rated securities are those rated below “Baa” by Moody’s or below “BBB” by S&P or that have comparable ratings from other NRSROs or, if unrated, are determined to be comparable to lower-rated debt securities by the Manager. Additional information about the bond ratings of the NRSROs can be found in Appendix A. The Income Fund may also invest in rights or warrants, which entitle the holder to buy equity securities at a specific price for a specific period of time.

The proportion of The Income Fund’s assets invested in various securities will be modified, from time to time, in accordance with the Manager’s overall assessment of the investment prospects for issuers, the relative yields of securities in various market sectors, the economy, and other factors. In making investment decisions for The Income Fund, the Manager will consider many factors, including cash distribution yields, quality and liquidity.

The average maturity of The Income Fund’s portfolio at any time will also depend on the Manager’s overall assessment of the investment prospects for issuers, the relative yields of securities in various market sectors, the economy, and other factors. The Manager may invest in an array of securities with short, intermediate, and long maturities in varying proportions.

Subject to applicable legal restrictions, The Income Fund may obtain a controlling or other substantial position in a public or private company, although it is not the intention of The Income Fund or the Manager to unilaterally control any issuer.

Although The Income Fund normally holds a focused portfolio of securities, The Income Fund is not required to be fully invested in such securities and may maintain a significant portion of its total assets in cash and securities generally considered to be cash equivalents, including U.S. Government securities, money market funds, commercial paper, repurchase agreements, and other high quality money market instruments. From time to time, cash and cash reserves may also include foreign securities, short-term obligations of foreign governments or other high quality foreign money market instruments. The Income Fund believes that a certain amount of liquidity in its portfolio is desirable both to meet operating requirements and to take advantage of new investment opportunities. Under adverse market conditions or when The Income Fund is unable to find sufficient investments meeting its criteria, cash and cash reserves may comprise a significant percentage of The Income Fund’s total assets, a situation which may exist for extended periods of time.

The Income Fund may also use other investment strategies and may invest its assets in other types of investments, which are described in the SAI.

Risks of Investing in The Income Fund

General Risks. All investments are subject to inherent risks, and investments in The Income Fund are no exception. Accordingly, you may lose money by investing in The Income Fund. When you sell your shares, they may be worth less than what you paid for them because the value of The Income Fund’s investments will fluctuate, reflecting day-to-day changes in market conditions, interest rates, and numerous other factors.

High Yield Security Risk. Investments in fixed-income securities that are rated below investment grade by one or more NRSROs or that are unrated and are deemed to be of similar quality may be subject to greater risk of loss of principal and interest than investments in higher-rated fixed-income securities. High yield securities are also generally considered to be subject to greater market risk than higher-rated securities. The capacity of issuers of high yield securities to pay interest and repay principal is more likely to weaken than that of issuers of higher-rated securities in times of deteriorating economic conditions or rising interest rates. In addition, high yield securities may be more susceptible to real or perceived adverse economic conditions than higher-rated securities. The market for high yield securities may be less liquid than the market for higher-rated securities. This can adversely affect The Income Fund’s ability to buy or sell optimal quantities of high yield securities at desired prices.

Market Risk. Markets can trade in random or cyclical price patterns, and prices can fall over time. Asset prices change daily as a result of many factors, including developments affecting the condition of individual companies, the sector or industries in which they operate, and the market in general. The value of The Income Fund’s investments will fluctuate as markets fluctuate and could decline over short-or long-term periods.

Focused Portfolio and Non-Diversification Risks. The Income Fund attempts to invest in a limited number of securities. Accordingly, The Income Fund may have more volatility and is considered to have more risk than a fund that invests in a greater number of securities because changes in the value of a single security may have a more significant effect, either negative or positive, on The Income Fund’s NAV. To the extent that The Income Fund invests its assets in fewer securities, The Income Fund is subject to greater risk of loss if any of those securities becomes impaired.

The Income Fund is considered to be “non-diversified” under the 1940 Act, which means that The Income Fund can invest a greater percentage of its assets in the securities of fewer issuers than a diversified fund. The Income Fund may also have a greater percentage of its assets invested in particular industries than a diversified fund, exposing The Income Fund to the risk of unanticipated industry conditions as well as risks particular to a single company or the securities of a single company. Additionally, the NAV of a non-diversified fund generally is more volatile, and a shareholder may have a greater risk of loss if the shareholder redeems his or her shares during a period of high volatility. Lack of broad diversification also may cause The Income Fund to be more susceptible to economic, political, regulatory, liquidity or other events than a diversified fund.

Credit Risk. The Income Fund’s investments are subject to credit risk. An issuer’s credit quality depends on its ability to pay interest on and repay its debt and other obligations. Defaulted securities (or those expected to default) are subject to additional risks in that the securities may become subject to a plan or reorganization that can diminish or eliminate their value. The credit risk of a security may also depend on the credit quality of any bank or financial institution that provides credit enhancement for the security. Changes in economic, tax and regulatory policies, interest rates, inflation rates and government instability, war or other political or economic actions or factors may have an adverse effect on the investments of The Income Fund. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations. The Manager does not rely solely on third party credit ratings to select The Income Fund’s portfolio securities.

Cash Position Risk. To the extent that The Income Fund holds large positions in cash or cash equivalents, it may lose opportunities to participate in market appreciation, which may result in lower returns than if The Income Fund were fully invested in the market. In addition, cash and cash equivalents may negatively affect the Fund’s performance and ability to achieve its investment objective.

Interest Rate Risk. Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations, but increasing interest rates may have an adverse effect on the value of The Income Fund’s investment portfolio as a whole, as investors and markets adjust expected returns relative to such increasing rates. An economic downturn or period of rising interest rates could have a negative impact on the market for fixed-income securities and reduce The Income Fund’s ability to sell them, which, in turn, could negatively impact the performance of The Income Fund. Potential future changes in government monetary policy that may affect interest rate levels, combined with recent increases in interest rates, indicates that interest rates may likely rise in the future.

Prepayment Risk. The Income Fund’s investments may be subject to prepayment risk. Prepayment risk occurs when the issuer of a security can repay principal prior to the security’s maturity. Securities subject to prepayment can offer less potential for gains during a declining interest rate environment and similar or greater potential for loss in a rising interest rate environment. In addition, the potential impact of prepayment features on the price of a security can be difficult to predict and result in greater volatility.

Inflation Risk. This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of The Income Fund’s assets can decline as can the value of The Income Fund’s distributions. This risk increases as The Income Fund invests a greater portion of its assets in fixed-income securities with longer maturities.

REITs Risk. The Income Fund may invest in REITs, including equity REITs and mortgage REITs. Equity REITs invest directly in real property while mortgage REITs invest in mortgages on real property. REITs may be subject to certain risks associated with the direct ownership of real property, including declines in the value of real estate, risks related to general and local economic conditions, overbuilding and increased competition, increases in property taxes and operating expenses, and variations in rental income. REITs are dependent upon management skills, are not diversified, and are subject to heavy cash flow dependency, default by borrowers, and self-liquidation. REITs (especially mortgage REITs) are also subject to interest rate risks. When interest rates decline, the value of a REIT’s investment in fixed-rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a REIT’s investment in fixed-rate obligations can be expected to decline. Mortgage REITs may be affected by the quality of any credit extended to them.

Illiquid Investments Risk. This is the risk that the market for a security or other investment cannot accommodate an order to buy or sell the security or other investment in the desired timeframe, possibly preventing The Income Fund from selling these securities at an advantageous price. This risk includes the risk that legal or contractual restrictions on the resale of a security may affect The Income Fund’s ability to sell the security when deemed appropriate or necessary by the Manager. Derivatives and securities involving substantial market and credit risk tend to involve greater illiquid investments risk. Over recent years illiquid investments risk has increased because the capacity of dealers in the secondary market for fixed-income securities to make markets in these securities has decreased, even as the overall bond market has grown significantly, due to, among other things, structural changes, additional regulatory requirements and capital and risk restraints that have led to reduced inventories. Illiquid investments risk may be higher in a rising interest rate environment, when the value and liquidity of fixed-income securities generally decline, and, in certain circumstances, illiquid investments risk may be greater for a particular security as a result of, among other things, changes in the markets relating to that security, increased selling of the security by market participants or increases in the size of the holding relative to other fund holdings or to the issuer’s total issuance. In addition, liquid investments may become more difficult to trade or dispose of after purchase by a fund, particularly during periods of market turmoil or volatility. Investments that are difficult to trade or dispose of may, particularly in changing markets, be harder to value. Market turbulence and volatility in the U.S. and non-U.S. financial markets may increase the risks associated with an investment in The Income Fund. This risk also includes the risk that trading on an exchange may be halted because of market conditions.

Control and Substantial Positions Risk. The Income Fund may invest in the securities of a company for the purpose of affecting the management or control of the company or may have or acquire a substantial position in the securities of a company, subject to applicable legal restrictions with respect to the investment. Such an investment imposes additional risks for The Income Fund other than a possible decline in the value of the investment. The Income Fund, individually or together with other accounts managed by the Manager, may obtain a controlling or other substantial position in a Portfolio Company. Should The Income Fund and other accounts managed by the Manager obtain such a position in a Portfolio Company, The Income Fund and the Manager may be required to make filings with the SEC concerning holdings in the Portfolio Company. The application of statutory, regulatory and other requirements to The Income Fund, or to the Manager and its affiliates, could restrict activities contemplated by The Income Fund, or by the Manager and its affiliates, with respect to a Portfolio Company or limit the time and the manner in which The Income Fund is able to dispose of its holdings or hedge such holdings. The Income Fund, or the Manager and its affiliates, may be required to obtain relief from the SEC or its staff prior to engaging in certain activities with respect to a Portfolio Company that could be deemed a joint arrangement under the 1940 Act. The foregoing restrictions and limitations may also apply when a Director serves as a director of a Portfolio Company.

The Income Fund may incur substantial expenses and costs when taking control or other substantial positions in a company, including paying market prices for securities whose value The Income Fund is required to discount when computing the NAV of The Income Fund’s shares, and there is no guarantee that such expenses and costs can be recouped. In addition, The Income Fund’s investments could be frozen in minority positions and The Income Fund could incur substantial losses.

The Income Fund could be exposed to various legal claims by governmental entities, or by a Portfolio Company, its security holders and its creditors, arising from, among other things, the Fund’s status as an insider or control person of a Portfolio Company or from the Manager’s designation of directors to serve on the board of directors of a Portfolio Company. Such legal claims may include claims that The Income Fund or the Manager (as a controlling person) is liable for securities laws violations by the Portfolio Company or environmental damage or product defects caused by the Portfolio Company or failure to supervise the Portfolio Company. Such legal claims may also include claims that The Income Fund, as a control person or significant shareholder of the Portfolio Company, has a fiduciary responsibility to other shareholders in connection with The Income Fund’s voting or investment decisions with respect to its holdings of the Portfolio Company’s shares. In addition, potential conflicts of interest may arise when a Director serves on the board of directors of a Portfolio Company and when the Director receives compensation for that service from the Portfolio Company. The Board may consider actions that are necessary to address any such conflict, including requiring the Director to recuse himself from voting on any matter to which the conflict relates.

Notwithstanding the foregoing, neither The Income Fund nor the Manager intends to have unilateral control of any Portfolio Company, and may be unable to control the timing or occurrence of an exit strategy for any Portfolio Company.

Equity Risk. The Income Fund is subject to the risk that stock and other equity security prices may fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of The Income Fund’s equity securities may fluctuate significantly from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility.

Small- to Medium-Capitalization Risk. The Income Fund has the ability to invest in securities of companies with small to medium market capitalizations. Such companies may be engaged in business within a narrow geographic region, be less well known to the investment community, and have more volatile share prices. Also, companies with smaller market capitalizations often lack management depth and have narrower market penetrations, less diverse product lines, and fewer resources than larger companies. Moreover, the securities of such companies often have less market liquidity and, as a result, their stock prices often react more strongly to changes in the marketplace.

Foreign Securities Risk. Investments in foreign securities may be subject to greater political, economic, environmental, credit and information risks. The Income Fund’s investments in foreign securities may be subject to foreign currency fluctuations. Foreign securities may be subject to higher volatility than U.S. securities, varying degrees of regulation and limited liquidity.

Currency Risk. The Income Fund is subject to currency risk because fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect the value of The Income Fund’s investments in foreign securities.

Political, Economic and Regulatory Risk. Changes in economic and tax policies, interest rates, inflation rates and government instability, war or other political or economic actions or factors may have an adverse effect on The Income Fund’s investments. Governmental and regulatory actions, including tax law changes, may have unexpected or adverse consequences on particular markets, strategies, or investments, including the liquidity of investments. These actions and other developments may impact The Income Fund’s ability to invest or remain invested in certain securities and other assets. Legislation or regulation may also change the way in which The Income Fund itself is regulated. The Manager cannot predict the effects of any new governmental regulation that may be implemented on the ability of The Income Fund to invest in certain assets, or affect the Manager’s ability to access financial markets, and there can be no assurance that any new governmental regulation will not adversely affect The Income Fund’s ability to achieve its investment objective.

Rights and Warrants Risk. Rights and warrants may be considered more speculative than certain other types of investments in that they do not entitle a holder to dividends or voting rights with respect to the underlying securities that may be purchased nor do they represent any rights in the assets of the issuing company. Also, the value of a right or warrant does not necessarily change with the value of the underlying securities and a right or warrant ceases to have value if it is not exercised prior to the expiration date.

Further discussion about other risks of investing in The Income Fund may be found in the SAI.

THE ALLOCATION FUND

Investment Objective and Investment Strategies

The Allocation Fund seeks long-term total return. The Allocation Fund’s investment objective is non-fundamental and may be changed without shareholder approval.

The Allocation Fund seeks long-term total return from capital appreciation and income. The Manager attempts, under normal circumstances, to achieve The Allocation Fund’s investment objective by investing opportunistically in a focused portfolio of investments in the equity, fixed-income and cash, and cash-equivalent asset classes. The proportion of The Allocation Fund’s portfolio invested in each asset class will vary from time to time based on the Manager’s assessment of relative fundamental values of securities and other investments in the asset class, the attractiveness of investment opportunities within each asset class, general market and economic conditions, and expected future returns of other investment opportunities. The Allocation

Fund may invest in any, all or none of these asset classes at any given time. There is no limitation on the amount of The Allocation Fund’s portfolio that may be allocated to any one of these asset classes. The Allocation Fund may, for example, invest up to 100% of its portfolio in any one of these asset classes at any point in time.

The Allocation Fund seeks to capitalize on anticipated fluctuations in the financial markets by changing the mix of The Allocation Fund’s holdings in the targeted asset classes. The investment process involves an evaluation of the financial markets corresponding to the targeted asset classes and the future opportunities for growth of those markets and an evaluation of the securities and other investments within each target asset class and the future opportunities for appreciation (through growth and income) of those securities and investments.

The Allocation Fund may invest in securities and other investments without regard to the jurisdictions in which the issuers of the securities are organized or situated and without regard to the market capitalizations or sectors of the issuers. The Allocation Fund may also invest in securities without regard to maturity or the rating of the issuer of the security.

The equity securities in which The Allocation Fund may invest include common and preferred stock (including convertible preferred stock) of issuers in the U.S. and foreign countries, partnership interests, business trust shares, interests in REITs, rights and warrants to subscribe for the purchase of equity securities, and depository receipts. The fixed-income securities in which The Allocation Fund may invest include corporate debt securities of issuers in the U.S. and foreign countries, bank debt (including bank loans and participations), government and agency debt securities of the U.S. and foreign countries (including U.S. Treasury bills), convertible bonds, and other convertible securities, including preferred and common stock and interests in REITs. These fixed-income securities may be rated by NRSROs, such as Moody’s or S&P, or may be unrated. The Allocation Fund may invest without limit in lower rated securities (or “junk bonds”), which are those securities rated below “Baa” by Moody’s or below “BBB” by S&P or that have comparable ratings from other NRSROs or, if unrated, are determined to be comparable to lower-rated debt securities by the Manager. Additional information about the bond ratings of the NRSROs can be found in Appendix A.

The cash and cash-equivalent securities in which The Allocation Fund invests include U.S. Government securities, money market funds, commercial paper, repurchase agreements, and other high quality money market instruments. The Allocation Fund may maintain a significant portion of its assets in cash and cash-equivalent securities and investments, a situation which may exist for extended periods of time.

Subject to applicable legal restrictions, The Allocation Fund may obtain a controlling or other substantial position in a public or private company, including, in some cases, for the purpose of affecting the management or control of the issuer or may have or acquire a substantial position in the securities of an issuer, although it is not the intention of The Allocation Fund or the Manager to unilaterally control any issuer.

The Allocation Fund may also use other investment strategies and may invest its assets in other types of investments, which are described in the SAI.

Risks of Investing in The Allocation Fund

General Risks. All investments are subject to inherent risks, and investments in The Allocation Fund are no exception. Accordingly, you may lose money by investing in The Allocation Fund. When you sell your shares, they may be worth less than what you paid for them because the value of The Allocation Fund’s investments will fluctuate, reflecting day-to-day changes in market conditions, interest rates, and numerous other factors.

Market Risk. Markets can trade in random or cyclical price patterns, and prices can fall over time. Asset prices change daily as a result of many factors, including developments affecting the condition of individual companies, the sector or industries in which they operate, and the market in general. The value of The Allocation Fund’s investments will fluctuate as markets fluctuate and could decline over short- or long-term periods.

Allocation Risk. The allocation of investments among the different investment styles, such as equity or debt securities, may have a more significant effect on The Allocation Fund’s NAV when one of these investment strategies is performing more poorly than others.

Equity Risk. The Allocation Fund is subject to the risk that stock and other equity security prices may fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of The Allocation Fund’s equity securities may fluctuate significantly from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility.

Focused Portfolio and Non-Diversification Risks. The Allocation Fund attempts to invest in a limited number of securities. Accordingly, The Allocation Fund may have more volatility and is considered to have more risk than a fund that invests in a greater number of securities because changes in the value of a single security may have a more significant effect, either negative or positive, on The Allocation Fund’s NAV. To the extent that The Allocation Fund invests its assets in fewer securities, The Allocation Fund is subject to greater risk of loss if any of those securities becomes impaired.

The Allocation Fund is considered to be “non-diversified” under the 1940 Act, which means that The Allocation Fund can invest a greater percentage of its assets in the securities of fewer issuers than a diversified fund. The Allocation Fund may also have a greater percentage of its assets invested in particular industries than a diversified fund, exposing The Allocation Fund to the risk of unanticipated industry conditions as well as risks particular to a single company or the securities of a single company. Additionally, the NAV of a non-diversified fund generally is more volatile, and a shareholder may have a greater risk of loss if the shareholder redeems his or her shares during a period of high volatility. Lack of broad diversification also may cause The Allocation Fund to be more susceptible to economic, political, regulatory, liquidity or other events than a diversified fund.

Derivatives Risk. Investments in derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for The Allocation Fund, and may be subject to counterparty risk to a greater degree than more traditional investments.

Foreign Securities Risk. The Allocation Fund invests in foreign securities, and, from time to time, a significant percentage of The Allocation Fund’s assets may be composed of foreign investments. Such investments involve greater risk in comparison to domestic investments for the following reasons: foreign companies, including foreign service providers used by The Allocation Fund in connection with these investments, may not be subject to the same degree of regulation as U.S. companies, and there may be less publicly available information about foreign issuers than U.S. issuers; foreign companies may not be subject to uniform accounting, auditing, and financial reporting standards; dividends and interest on foreign securities may be subject to foreign withholding taxes, and such taxes may reduce the net return to The Allocation Fund shareholders; and foreign securities are often denominated in a currency other than the U.S. dollar. In connection with investments in foreign securities, there is the possibility of expropriation, confiscation, taxation, currency blockage, transaction processing delays or restrictions, or political or social instability, any of which could negatively affect The Allocation Fund and the value of an investment in The Allocation Fund.

Small- to Medium-Capitalization Risk. The Allocation Fund has the ability to invest in securities of companies with small to medium market capitalizations. Such companies may be engaged in business within a narrow geographic region, be less well known to the investment community, and have more volatile share prices. Also, companies with smaller market capitalizations often lack management depth and have narrower market penetrations, less diverse product lines, and fewer resources than larger companies. Moreover, the securities of such companies often have less market liquidity and, as a result, their stock prices often react more strongly to changes in the marketplace.

Currency Risk. The Allocation Fund is subject to currency risk because fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect the value of The Allocation Fund’s investments in foreign securities.

Cash Position Risk. To the extent that The Allocation Fund holds large positions in cash or cash equivalents, it may lose opportunities to participate in market appreciation, which may result in lower returns than if The Allocation Fund were fully invested in the market. In addition, cash and cash equivalents may negatively affect the Fund’s performance and ability to achieve its investment objective.

Interest Rate Risk. Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations, but increasing interest rates may have an adverse effect on the value of The Allocation Fund’s investment portfolio as a whole, as investors and markets adjust expected returns relative to such increasing rates. An economic downturn or period of rising interest rates could have a negative impact on the market for fixed-income securities and reduce The Allocation Fund’s ability to sell them, which, in turn, could negatively impact the performance of The Allocation Fund. Potential future changes in government monetary policy that may affect interest rate levels, combined with recent increases in interest rates, indicates that interest rates may likely rise in the future.

Credit Risk. The Allocation Fund’s investments are subject to credit risk. An issuer’s credit quality depends on its ability to pay interest on and repay its debt and other obligations. Defaulted securities (or those expected to default) are subject to additional risks in that the securities may become subject to a plan or reorganization that can diminish or eliminate their value. The credit risk of a security may also depend on the credit quality of any bank or financial institution that provides credit enhancement for the security. Market turbulence and volatility in the U.S. and non-U.S. financial markets may increase the risks associated with an investment in The Allocation Fund. In addition, changes in economic, tax and regulatory policies, interest rates, inflation rates and government instability, war or other political or economic actions or factors may have an adverse effect on the investments of The Allocation Fund. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations. The Manager does not rely solely on third party credit ratings to select The Allocation Fund’s portfolio securities.

High Yield Security Risk. Investments in fixed-income securities that are rated below investment grade by one or more NRSROs or that are unrated and are deemed to be of similar quality may be subject to greater risk of loss of principal and interest than investments in higher-rated fixed-income securities. High yield securities are also generally considered to be subject to greater market risk than higher-rated securities. The capacity of issuers of high yield securities to pay interest and repay principal is more likely to weaken than that of issuers of higher-rated securities in times of deteriorating economic conditions or rising interest rates. In addition, high yield securities may be more susceptible to real or perceived adverse economic conditions than higher-rated securities. The market for high yield securities may be less liquid than the market for higher-rated securities. This can adversely affect The Allocation Fund’s ability to buy or sell optimal quantities of high yield securities at desired prices.

Prepayment Risk. The Allocation Fund’s investments may be subject to prepayment risk. Prepayment risk occurs when the issuer of a security can repay principal prior to the security’s maturity. Securities subject to prepayment can offer less potential for gains during a declining interest rate environment and similar or greater potential for loss in a rising interest rate environment. In addition, the potential impact of prepayment features on the price of a security can be difficult to predict and result in greater volatility.

Inflation Risk. This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of The Allocation Fund’s assets can decline as can the value of The Allocation Fund’s distributions. This risk increases as The Allocation Fund invests a greater portion of its assets in fixed-income securities with longer maturities.

REITs Risk. The Allocation Fund may invest in REITs, including equity REITs and mortgage REITs. Equity REITs invest directly in real property while mortgage REITs invest in mortgages on real property. REITs may be subject to certain risks associated with the direct ownership of real property, including declines in the value of real estate, risks related to general and local economic conditions, overbuilding and increased competition, increases in property taxes and operating expenses, and variations in rental income. REITs are dependent upon management skills, are not diversified, and are subject to heavy cash flow dependency, default by borrowers, and self-liquidation. REITs (especially mortgage REITs) are also subject to interest rate risks. When interest rates decline, the value of a REIT’s investment in fixed-rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a REIT’s investment in fixed-rate obligations can be expected to decline. Mortgage REITs may be affected by the quality of any credit extended to them.

Rights and Warrants Risk. Rights and warrants may be considered more speculative than certain other types of investments in that they do not entitle a holder to dividends or voting rights with respect to the underlying securities that may be purchased nor do they represent any rights in the assets of the issuing company. Also, the value of a right or warrant does not necessarily change with the value of the underlying securities and a right or warrant ceases to have value if it is not exercised prior to the expiration date.

Illiquid Investments Risk. The Allocation Fund’s investments are subject to illiquid investments risk. This is the risk that the market for a security or other investment cannot accommodate an order to buy or sell the security or other investment in the desired timeframe, possibly preventing The Allocation Fund from selling these securities at an advantageous price. This risk includes the risk that legal or contractual restrictions on the resale of a security may affect The Allocation Fund’s ability to sell the security when deemed appropriate or necessary by the Manager. Derivatives and securities involving substantial market and credit risk tend to involve greater illiquid investments risk. Over recent years illiquid investments risk has increased because the capacity of dealers in the secondary market for fixed-income securities to make markets in these securities has decreased, even as the overall bond market has grown significantly, due to, among other things, structural changes, additional regulatory requirements and capital and risk restraints that have led to reduced inventories. In certain circumstances, illiquid investments risk may be greater for a particular security as a result of, among other things, changes in the markets relating to that security, increased selling of the security by market participants or increases in the size of the holding relative to other fund holdings or to the issuer’s total issuance. Illiquid investments risk may be higher in a rising interest rate environment, when the value and liquidity of fixed-income securities generally decline. In addition, liquid investments may become more difficult to trade or dispose of after purchase by a fund, particularly during periods of market turmoil or volatility. Investments that are difficult to trade or dispose of may, particularly in changing markets, be harder to value. Market turbulence and volatility in the U.S. and non-U.S. financial markets may increase the risks associated with an investment in The Allocation Fund. This risk also includes the risk that trading on an exchange may be halted because of market conditions.

Call Risk. Some bonds give the issuer the option to call, or redeem, the bonds before their maturity date. If an issuer “calls” its bond during a time of declining interest rates, The Allocation Fund might have to reinvest the proceeds in an investment offering a lower yield, and therefore might not benefit from any increase in value as a result of declining interest rates. During periods of market illiquidity or rising interest rates, prices of “callable” issues are subject to increased price fluctuation.

Control and Substantial Positions Risk. The Allocation Fund may invest in the securities of a company for the purpose of affecting the management or control of the company or may have or acquire a substantial position in the securities of a company, subject to applicable legal restrictions with respect to the investment. Such an investment imposes additional risks for The Allocation Fund other than a possible decline in the value of the investment. The Allocation Fund, individually or together with other accounts managed by the Manager, may obtain a controlling or other substantial position in a Portfolio Company. Should The Allocation Fund and other accounts managed by the Manager obtain such a position in a Portfolio Company, The Allocation Fund and the Manager may be required to make filings with the SEC concerning holdings in the Portfolio Company. The application of statutory, regulatory and other requirements to The Allocation Fund, or to the Manager and its affiliates, could restrict activities contemplated by The Allocation Fund, or by the Manager and its affiliates, with respect to a Portfolio Company or limit the time and the manner in which The Allocation Fund is able to dispose of its holdings or hedge such holdings. The Allocation Fund, or the Manager and its affiliates, may be required to obtain relief from the SEC or its staff prior to engaging in certain activities with respect to a Portfolio Company that could be deemed a joint arrangement under the 1940 Act. The foregoing restrictions and limitations may also apply when a Director serves as a director of a Portfolio Company.

The Allocation Fund may incur substantial expenses and costs when taking control or other substantial positions in a company, including paying market prices for securities whose value The Allocation Fund is required to discount when computing the NAV of The Allocation Fund’s shares, and there is no guarantee that such expenses and costs can be recouped. In addition, The Allocation Fund’s investments could be frozen in minority positions and The Allocation Fund could incur substantial losses.

The Allocation Fund could be exposed to various legal claims by governmental entities, or by a Portfolio Company, its security holders and its creditors, arising from, among other things, The Allocation Fund’s status as an insider or control person of a Portfolio Company or from the Manager’s designation of directors to serve on the board of directors of a Portfolio Company. Such legal claims may include claims that The Allocation Fund or the Manager (as a controlling person) is liable for securities laws violations by the Portfolio Company or environmental damage or product defects caused by the Portfolio Company or failure to supervise the Portfolio Company. Such legal claims may also include claims that The Allocation Fund, as a control person or significant shareholder of the Portfolio Company, has a fiduciary responsibility to other shareholders in connection with The Allocation Fund’s voting or investment decisions with respect to its holdings of the Portfolio Company’s shares. In addition, potential conflicts of interest may arise when a Director serves on the board of directors of a Portfolio Company and when the Director receives compensation for that service from the Portfolio Company. The Board may consider actions that are necessary to address any such conflict, including requiring the Director to recuse himself from voting on any matter to which the conflict relates.

Notwithstanding the foregoing, neither The Allocation Fund nor the Manager intends to have unilateral control of any Portfolio Company, and may be unable to control the timing or occurrence of an exit strategy for any Portfolio Company.

Political, Economic and Regulatory Risk. Changes in economic and tax policies, interest rates, inflation rates and government instability, war or other political or economic actions or factors may have an adverse effect on The Allocation Fund’s investments. Governmental and regulatory actions, including tax law changes, may have unexpected or adverse consequences on particular markets, strategies, or investments, including the liquidity of investments. These actions and other developments may also impact The Allocation Fund’s ability to invest or remain invested in certain securities and other assets. Legislation or regulation may also change the way in which The Allocation Fund itself is regulated. The Manager cannot predict the effects of any new governmental regulation that may be implemented on the ability of The Allocation Fund to invest in certain assets, or affect the Manager’s ability to access financial markets, and there can be no assurance that any new governmental regulation will not adversely affect The Allocation Fund’s ability to achieve its investment objective.

Further discussion about other risks of investing in The Allocation Fund may be found in the SAI.

INVESTMENT MANAGEMENT

The Manager is located at 2601 NE 2nd Avenue, Miami, FL 33137. The Manager is a Delaware limited liability company and is registered with the SEC as an investment adviser under the Investment Advisers Act of 1940, as amended. As of February 28, 2019, the Manager reported assets under management of approximately $1.9 billion.

The Manager’s principal business is to provide financial management and advisory services to individuals, corporations, partnerships, pooled investment vehicles and other entities throughout the world. Under a separate investment management agreement with the Company, on behalf of each Fund (“Investment Management Agreement”), the Manager manages each Fund’s investment portfolio and manages, or arranges to manage, all other business affairs of each Fund.

Pursuant to each Fund’s Investment Management Agreement, the Manager is eligible to be paid by the Fund a management fee at the annual rate of 1.00% of the daily average net assets of the Fund for the Manager’s provision of investment advisory and operating services to the Fund. Effective January 1, 2018, the Manager has agreed to waive, on a voluntary basis, a portion of the management fee of The Fairholme Fund, The Income Fund and The Allocation Fund to the extent necessary to limit the management fee paid to the Manager by The Fairholme Fund, The Income Fund and The Allocation Fund, respectively, to an annual rate of 0.80% of that Fund’s daily average NAV. This Undertaking may be terminated by the Manager upon 60 days’ written notice to the applicable Fund.

Under each Investment Management Agreement, the Manager is responsible for paying the Fund’s expenses for the following services: transfer agency, fund accounting, fund administration, custody, legal, audit, compliance, directors’ fees, call center, fulfillment, travel, insurance, rent, printing, postage and other office supplies. The Manager is not responsible for paying for the following costs and expenses of the Fund: commissions, brokerage fees, issue and transfer taxes, and other costs chargeable to the Fund in connection with securities transactions or in connection with securities owned by the Fund, taxes, interest, acquired fund fees and related expenses, expenses in connection with litigation by or against the Fund, and any other extraordinary expenses. Acquired fund fees are those expenses that are incurred indirectly by a Fund as a result of its investment in shares of one or more investment companies, which may include money market funds.

A discussion of the factors that the Board considered in approving each Fund’s Investment Management Agreement is included in the Funds’ annual report to shareholders for the fiscal year ended November 30, 2018. The Funds’ annual and semi-annual reports to shareholders also contain information concerning the portfolio holdings of the Funds, including identifying for each such holding its percentage of the Fund’s net assets as of the date of the report.

The Funds’ Portfolio Manager

Bruce R. Berkowitz is responsible for the day-to-day management of each Fund’s portfolio. Mr. Berkowitz is the President and a Director of the Company. Mr. Berkowitz has been Chief Investment Officer of the Manager since its inception in 1997. Mr. Berkowitz also serves as a Director and Chairman of the Board of Directors of a pooled investment vehicle for which the Manager serves as the investment adviser and The St. Joe Company, which is listed on the New York Stock Exchange (“NYSE”). Mr. Berkowitz has over 30 years of investment management experience.

The Company does not directly compensate any personnel of the Manager, including the portfolio manager. The SAI provides additional information about the compensation of the portfolio manager, as well as (i) other accounts managed by the portfolio manager, and (ii) ownership of each Fund’s securities by the portfolio manager.

Conflicts of Interest

In addition to acting as the investment adviser of each Fund, the Manager serves as the investment adviser or sub-adviser for pooled investment vehicles and individual, corporate, and retirement accounts for U.S. and non-U.S. clients. It is the policy of the Manager to treat all clients fairly and equitably, and the Manager has adopted policies and procedures that are reasonably designed to ensure that no particular client is disadvantaged by the activities for other clients. There are, however, inherent conflicts of interest that may, from time to time, affect each Fund.

The Manager has adopted policies and procedures that are intended to address conflicts of interest relating to the allocation of investment opportunities. Portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar accounts, minimizing the potential for conflicts of interest relating to the allocation of investment opportunities. Investment opportunities may, however, be allocated differently among accounts due to the particular characteristics of an account, such as size of the account, cash position, tax status, risk tolerance, and investment restrictions or for other reasons. In addition, as a consequence of size, investment powers, and founding documents, other accounts managed or advised by the Manager may pursue strategies not available to a Fund and may invest in securities in which a Fund does not participate. In some circumstances, a Fund may pursue strategies or purchase investments that are not pursued by or purchased for other accounts managed by the Manager. As a result of pursuing different strategies and objectives, the performance of other accounts may differ materially from the performance of a Fund.

The Manager and the Company have adopted Codes of Ethics that are designed to detect and prevent conflicts of interest when personnel of the Manager own, buy or sell securities that may be owned by, or bought or sold for, clients of the Manager. Personal securities transactions by an employee may raise a potential conflict of interest when an employee owns or trades in a security that is owned or considered for purchase or sale by a client, or recommended for purchase or sale by an employee to a client.

Messrs. Berkowitz, Alvarez and Frank serve as directors of The St. Joe Company, securities of which are held by The Fairholme Fund and The Allocation Fund; and such service raises potential conflicts of interest for these individuals, as each is a fiduciary of both the Company and The St. Joe Company, and subjects each such Fund to the risks, limitations and restrictions described under “Control and Substantial Positions Risk.”

Legal Proceedings

On April 17, 2019, Sears Holdings Corporation, Sears Roebuck and Co., Sears Development Co., Kmart Corporation and Kmart of Washington LLC commenced an adversary proceeding in the United States Bankruptcy Court for the Southern District of New York against Edward Scott “Eddie” Lampert; ESL Investments, Inc.; RBS Partners LP; CRK Partners LLC; SPE Master I L.P.; ESL Partners L.P.; SPE I Partners L.P.; RBS Investment Management LLC; ESL Institutional Partners L.P.; ESL Investors, L.L.C.; JPP LLC; JPP II LLC; Fairholme Capital Management, L.L.C.; Cesar L. Alvarez; Bruce Berkowitz; Alesia Haas; Kunal Kamlani; Steven Mnuchin; Thomas J. Tisch; Seritage Growth Properties, Inc.; Seritage Growth Properties, L.P.;

Seritage KMT Mezzanine Finance LLC; Seritage SRC Mezzanine Finance LLC; Seritage KMT Finance LLC; Seritage SRC Finance LLC; Seritage GS Holdings LLC; Seritage SPS Holdings LLC; and Seritage MS Holdings LLC (collectively, “Defendants”). The complaint asserts avoidance and other claims against certain Defendants, including the Manager, for participation in certain Sears corporate transactions, including (i) the spinoff of Orchard Supply Hardware Stores Corp; (ii) the Sears Hometown and Outlet Stores rights offering; (iii) the Sears Canada partial spinoff; (iv) the Lands’ End spinoff; and (v) the Seritage rights offering. The avoidance claims against the Manager include claims for the avoidance of consideration received by The Fairholme Fund and The Allocation Fund from Sears Holdings Corp. that were allegedly actual and/or constructive fraudulent transfers. The complaint also asserts claims for breach of fiduciary duty and aiding and abetting breach of fiduciary duty arising out of certain related-party transactions against certain Defendants, including the Manager and Bruce Berkowitz. The Restructuring Subcommittee of Sears Holdings Corporation has served on the Manager a subpoena for documents relating to the transactions at issue in the adversary proceeding and has indicated that it intends to file an amended complaint.

Although the Manager believes that it has strong defenses to the foregoing complaint and intends to defend itself vigorously against the allegations in the complaint, the Manager is not in a position to express an opinion about the ultimate outcome of the litigation or the range of potential loss, if any.

HOW TO BUY SHARES OF THE FUNDS

Determining Share Prices

Shares of each Fund are offered at such Fund’s per share NAV. A Fund’s per share NAV is calculated by (1) adding the value of the Fund’s investments, cash, and other assets, (2) subtracting the Fund’s liabilities, and then (3) dividing the result by the number of shares outstanding for the Fund. Each Fund’s per share NAV is computed on days on which the NYSE is open for business and is based on market prices or fair value of the Fund’s portfolio securities as of the close of regular trading hours on the NYSE (currently 4:00 p.m., Eastern Time). A Fund’s NAV is calculated as soon as practicable following the close of regular trading on the NYSE. In the event that the NYSE closes early, a Fund’s NAV will be determined based on the prices of such Fund’s portfolio securities at the time the NYSE closes.

Each Fund values its securities and other assets at their current market value determined on the basis of market quotations or, if market quotations are not readily available, or are considered unreliable by the Manager, at fair value as determined in good faith by the Manager in accordance with the Company’s valuation policies, procedures and guidelines. Pursuant to these policies, procedures and guidelines, the Board has delegated to a valuation and liquidity risk management committee established by the Manager (the “Valuation Committee”), which is comprised of senior personnel of the Manager, the responsibility for: (i) approving all fair valuation determinations; (ii) approving all valuation methodologies; (iii) recommending to the Board for its approval independent pricing agents of the type commonly used in the investment company industry to provide current market values and other prices; and (iv) overseeing the Company’s liquidity risk management program. All fair valuation determinations made by the Manager, and all valuation methodologies used by the Manager in making such determinations, must be approved by the Valuation Committee and reviewed by the Board at its next regularly scheduled meeting following the Valuation Committee’s approval. The Board receives regular reports describing securities and other assets that were fair valued and the methodologies used to make such valuations.

The Manager may use fair value pricing under circumstances that include when the prices or values available do not represent the fair value of the instrument, the early closing of the exchange on which a security is traded or suspension of trading in the security. In addition, under certain circumstances to discourage potential arbitrage market timing in Fund shares and in accordance with Company’s valuation procedures, the Manager may use fair value pricing for securities traded in non-U.S. markets.

To the extent that a Fund holds securities traded in foreign markets that close prior to U.S. markets, significant events, including company-specific developments or broad market moves, may affect the value of foreign securities held by the Fund between the time the foreign market closes and the time the Fund calculates its daily NAV. This is because each Fund calculates its NAV based on closing prices or fair values of the Fund’s portfolio securities as of the close of trading on the NYSE, which gives rise to the possibility that events may have occurred in the interim that would affect the value of these securities. Consequently, a Fund’s NAV may be affected during a period when shareholders are unable to purchase or redeem their shares in the Fund. While fair value pricing may be more commonly used with foreign equity securities, it may also be used with thinly-traded domestic securities, fixed-income securities or other assets held by the Funds.

Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security.

Opening and Adding to Your Account

Shareholders eligible to invest in the Funds can do so by mail, wire transfer, and through participating financial service professionals. After you have established your account and made your first purchase, you may also make subsequent purchases by telephone, online at www.fairholmefunds.com or through an automatic investment plan. Any questions you may have can be answered by calling Shareholder Services at 1-866-202-2263.

To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account.

As requested on the account application (“Application”), you must supply your full name, date of birth, social security number or taxpayer identification number, and permanent street address. Mailing addresses containing only a P.O. Box will not be accepted. For certain entities opening an account, such as trusts, estates, corporations, partnerships or other organizations, identifying documentation is required. If you need additional assistance when completing the Application, please call 1-866-202-2263 and a representative from Shareholder Services will help you.

A Fund may accept or reject an account without explanation. If a Fund has questions about your identity or the identity of any entity seeking to open an account, it may disallow transactions for the account until confirming information is received. A Fund reserves the right to close any account within five business days if requested information or documentation is not received, or if an identity is not verified. The investor’s shares may be redeemed at the net asset value next calculated after the decision to close the account is made. A Fund will not be responsible for any losses or damages (including lost investment opportunities) resulting from any restriction placed upon your account or for closing your account. By opening an account, you acknowledge and agree to comply with these procedures, and accept responsibility for any losses or damages resulting from their implementation.

Purchasing Shares by Mail

A shareholder eligible to invest in a Fund may purchase shares by mail by completing the Application, making a check payable to the Fund in which the shareholder wishes to invest, and mailing the completed Application and check to:

U.S. Mail:	Fairholme Funds, Inc.
c/o BNY Mellon Investment Servicing (US) Inc.
P.O. Box 9692
Providence, Rhode Island 02940-9692

Overnight:	Fairholme Funds, Inc.
c/o BNY Mellon Investment Servicing (US) Inc.
4400 Computer Drive
Westborough, Massachusetts 01581-1722

The Funds and their service providers do not consider the U.S. Postal Service or other independent delivery services to be their agents and take no responsibility for their actions.

A shareholder eligible to invest in a Fund can make subsequent purchases by making a check payable to the Fund in which the shareholder wishes to invest and mailing the check to the above-mentioned address. On the check, be sure to include your name and account number.

Purchasing Shares by Wire Transfer

Before funds can be wired for an initial investment by a shareholder eligible to invest in a Fund, the Fund’s transfer agent, BNY Mellon Investment Servicing (US) Inc. (the “Transfer Agent”), must have received a completed Application with respect to the investment. You may send an Application to the Transfer Agent by mail or overnight delivery service. If you plan to wire funds on the same day you open your account, a Fund may accept a fax copy of the Application; however, the Transfer Agent will still require the original Application. Upon receipt of your completed Application, the Transfer Agent will establish an account for you and assign an account number.

Prior to sending wire transfers, please contact Shareholder Services at 1-866-202-2263 for specific wiring instructions and to facilitate prompt and accurate credit upon receipt of your wire.

Wired funds must be received prior to the close of regular trading on the NYSE (currently 4:00 p.m., Eastern Time) to be eligible for same day pricing. The Funds and their service providers are not responsible for any consequences of delays resulting from the banking or Federal Reserve wire systems, or from incomplete wiring instructions.

Purchasing Shares Through Financial Service Organizations

Certain financial service organizations, including broker-dealers, investment advisers, and banks (collectively, “Financial Service Organizations”), have made arrangements with the Funds so that an investor may purchase, redeem or exchange Fund shares through such organizations. In certain situations, a Financial Service Organization may designate another financial entity or agent to receive purchase, redemption or exchange orders relating to Fund shares. The Funds will be deemed to have received purchase, redemption or exchange instructions when the Financial Service Organization or its agent receives the instructions, provided that the instructions are in “Proper Form” (as defined in the subsection in this Prospectus entitled “How to Buy Shares of the Funds – Miscellaneous Purchase Information”), and have been transmitted in a timely manner. Orders transmitted through Financial Service Organizations that are received prior to the close of regular trading on the NYSE (currently 4:00 p.m., Eastern Time), will be priced at the relevant Fund’s per share NAV next calculated following the close of regular trading on that day. If you are a client of a Financial Service Organization, such organization may charge a separate transaction fee or a fee for administrative services in connection with investments in Fund shares and may impose different account minimums and other requirements. These fees and requirements would be in addition to those imposed by the Fund. The minimum subsequent investment amounts with respect to each Fund may be waived for subsequent investments made through omnibus account arrangements.

If you are investing through a Financial Service Organization, please refer to its program materials for any additional special provisions or conditions that may be different from those described in this Prospectus. (For example, some or all of the services and privileges described may not be available to you.) Financial Service Organizations have the responsibility for transmitting purchase orders and funds, facilitating exchanges of shares of one Fund for shares of another Fund, and crediting the Financial Service Organizations’ customers’ accounts following redemptions, in a timely manner in accordance with their customer agreements and this Prospectus. If for any reason your Financial Service Organization is not able to accommodate your purchase request, please call Shareholder Services at 1-866-202-2263 to find out how you can purchase Fund shares.

At its own expense, the Manager pays certain Financial Service Organizations fees for providing distribution and distribution-related services and/or for performing certain administrative and shareholder servicing functions for the benefit of Fund shareholders. These payments can create an incentive for Financial Service Organizations to recommend the purchase of Fund shares over other investment opportunities. In addition, at its own expense, the Manager pays the distributor of the Funds’ shares a fee in connection with its services.

Purchasing Shares Through Automatic Investment Plan

Shareholders eligible to invest in a Fund can make additional purchases at regular intervals through the Automatic Investment Plan (the “AIP”). The AIP provides a convenient method to have money deducted directly from your checking or savings account for investment in Fund shares. In order to participate in the AIP, your financial institution must be a member of the Automated Clearing House (“ACH”) network; however, the account being debited may not be a mutual fund or “pass through” account. Purchases under the AIP are generally subject to a minimum of $250 per month. Shareholders of The Fairholme Fund who became AIP members prior to September 1, 2008 are subject to a minimum purchase amount of $100 per month. If your bank rejects your payment, the Transfer Agent will charge a fee, currently $25, to your account. To begin participating in the AIP, please complete the AIP section on the Application or call Shareholder Services at 1-866-202-2263. Any request to change or terminate your AIP should be submitted to the Transfer Agent at least five business days prior to your desired effective date. A Fund may alter, modify, amend or terminate the AIP at any time, and will notify you at least 30 days in advance if it does so.

Purchasing Shares by Telephone

To purchase shares by telephone, a shareholder eligible to invest in a Fund must have an account authorizing such purchases prior to the call. An initial purchase of shares may not be made by telephone. Each telephone purchase of a Fund’s shares must be for a minimum of $1,000 for both regular and IRA accounts purchasing shares of a Fund. Shares of a Fund purchased by telephone will be purchased at that Fund’s per share NAV next determined after the Transfer Agent receives the purchase order. Please call Shareholder Services at 1-866-202-2263 for further details.

You may make telephone purchases if you have an account at a bank that is a member of the ACH network. Most transfers are completed within two business days of your call. To preserve flexibility, the Company may revise or eliminate the ability to purchase Fund shares by phone, or may charge a fee for such service, although the Company does not currently expect to charge such a fee. See the subsection of this Prospectus entitled “General Information – Transacting in Shares by Telephone or Online” below.

Purchasing Shares Online

To purchase shares online, a shareholder eligible to invest in a Fund must have an account authorizing such purchases prior to the transaction. An initial purchase of shares may not be made online. Each online purchase must be for a minimum of $1,000 for both regular and IRA accounts purchasing shares of a Fund. Shares of a Fund purchased online will be purchased at that Fund’s per share NAV next determined after the Transfer Agent receives the purchase order. Please call Shareholder Services at 1-866-202-2263 for further details.

You may make online purchases if you are a shareholder eligible to invest in a Fund and you have an account at a bank that is a member of the ACH network. Most transfers are completed within two business days of your call. To preserve flexibility, the Company may revise or eliminate the ability to purchase Fund shares online. See the subsection of this Prospectus entitled “General Information – Transacting in Shares by Telephone or Online” below.

Miscellaneous Purchase Information

Each Fund reserves the right to refuse to accept any Application or any purchase order. The Manager may waive the minimum investment amounts in its discretion. Purchase orders will not be accepted unless they are in “Proper Form.” “Proper Form,” with respect to purchase orders, generally means that you are eligible to purchase shares of the Fund, an acceptable form of payment accompanies the purchase order, and the purchase order includes at least the following information:

(1)	Your name and account number;
(2)	Your e-mail address;
(3)	The name of the Fund in which you wish to purchase shares;
(4)	The number of shares to be purchased or the dollar value of the amount to be purchased;
(5)	All required signatures of all account owners exactly as they are registered on the account;
(6)	Any required signatures, medallion guaranteed; and
(7)	Any supporting legal documentation that is required in the case of estates, trusts, corporations, or partnerships, and certain other types of accounts.

Proper Form requirements may be modified to reflect appropriate regulations, industry practices or other requirements of the Funds or the Transfer Agent. Acceptable forms of payment include: wire transfer from, or check drawn on, a U.S. bank, savings and loan association or credit union. All checks must be in U.S. dollars. The Funds will not accept payment in cash, coins, currency or money orders. The Funds do not accept cashier checks in amounts of less than $10,000. To prevent check fraud, the Funds will not accept third party checks, Treasury checks, credit card checks, traveler’s checks or starter checks for the purchase of Fund shares. The Funds are unable to accept post-dated checks, post-dated online bill pay checks, or any conditional order or payment.

The Transfer Agent will charge a fee, currently $25, against a shareholder’s account, in addition to any loss sustained by a Fund, for any payment that is returned. In addition, shareholders will be charged fees by the Transfer Agent for outgoing wire transfers, returned checks and stop payment orders relating to such shareholders’ transactions. IRAs and Coverdell education savings accounts will be charged an annual custodial maintenance fee by the Funds’ custodian.

It is the policy of the Funds to not accept Applications or purchase orders under certain circumstances or in amounts considered disadvantageous to shareholders. The Funds reserve the right to reject any Application.

A purchase order placed with the Transfer Agent in Proper Form received on a business day prior to the close of regular trading on the NYSE (currently 4:00 p.m., Eastern Time), will be processed on the day it is received. A purchase order in Proper Form received on a business day after the close of regular trading on the NYSE (currently 4:00 p.m., Eastern Time), will be processed on the following business day.

If you place an order to purchase Fund shares through a securities broker or intermediary and you place your order in Proper Form before the close of regular trading on the NYSE (currently 4:00 p.m., Eastern Time), on any business day in accordance with its procedures, your order will be processed at the NAV per share next calculated following the close of regular trading on the NYSE that day, provided that the securities broker or intermediary transmits your order to the Transfer Agent in a timely manner in accordance with the rules established by the Funds and current regulatory requirements. The securities broker or intermediary must send to the Transfer Agent immediately available funds in the amount of the purchase price within one business day of placing the order.

After you have established your account and made your first purchase, you may also make subsequent purchases, if you are eligible, by telephone or online. Please note that all telephone orders are subject to verification.

Consistent with current regulatory requirements, it is permissible for financial intermediaries and retirement plan record keepers to aggregate mutual fund orders received prior to the close of regular trading on the NYSE (currently 4:00 p.m., Eastern Time), and transmit them to the Transfer Agent after 4:00 p.m., Eastern Time.

Policies Regarding Frequent Trading of Fund Shares

In the opinion of the Manager and the Board, short-term trading of Fund shares creates risks for each Fund and its shareholders, including disruptions in carrying out each Fund’s investment strategies, increases in administrative and transactions costs, and potential dilution from traders successful at seeking short-term profits.

A portion of each Fund’s portfolio may be allocated to investments in foreign securities and such allocation may cause the Fund to be susceptible to short-term trading strategies. This is because foreign securities are typically traded on markets that close before the time that the Fund calculates its NAV, typically at 4:00 p.m., Eastern Time, which gives rise to the possibility that developments may have occurred in the interim that would affect the value of these securities. The time zone differences among international stock markets can allow a shareholder engaging in a short-term trading strategy to exploit differences in Fund share prices that are based on closing prices of foreign securities established some time before such Fund calculates its own share price. It is intended that the use of the Company’s valuation procedures will result in adjustments to closing market prices of foreign securities that reflect what is believed to be the fair value of those securities at the time a Fund calculates its NAV. The Funds expect, but there can be no guarantee, that the use of fair value pricing, in addition to the market timing policies discussed below, will significantly reduce a shareholder’s ability to engage in strategies that are detrimental to other Fund shareholders.

The ability to detect and curtail excessive trading practices may be limited by operational systems and technological limitations. In addition, the Funds receive purchase, exchange, and redemption orders through financial intermediaries and cannot always know or reasonably detect excessive trading that may be facilitated by these financial intermediaries or by the use of omnibus account arrangements offered by these financial intermediaries to investors. Omnibus account arrangements are common forms of holding shares of the Funds, particularly among certain financial intermediaries, such as brokers and retirement plans. These arrangements often permit the financial intermediary to aggregate its clients’ transactions and ownership positions. In these circumstances, the identity of the shareholders often is not known to the Funds. The Funds have entered into agreements with financial intermediaries to ensure that comparable surveillance and reporting procedures are applied by such financial intermediaries to omnibus accounts as will be applied to non-omnibus accounts. However, there is no guarantee that the reporting and surveillance procedures will be the same across all financial intermediaries or that they will be successful in detecting abusive market timing practices.

The Company has adopted policies and procedures with respect to market timing and the frequent purchase and redemption of Fund shares. In addition, The Fairholme Fund and The Allocation Fund impose a redemption fee of 2% on the value of their respective shares that are redeemed or exchanged within 60 calendar days of purchase. See the subsection of this Prospectus titled “How to Sell (Redeem) Your Shares – Redemption Fee” below. Under these policies and procedures, the Funds will rely on the Chief Compliance Officer of the Company to work in conjunction with the Transfer Agent (or another agent of the Funds) to monitor trading patterns that may constitute abusive market timing activities. The Chief Compliance Officer will make the final determination regarding whether a particular trading pattern constitutes abusive market timing. If the Chief Compliance Officer determines that impermissible market timing has occurred, future purchases may be restricted or prohibited. However, sales of Fund shares back to the Funds or redemptions will continue as permitted by the terms disclosed in this Prospectus.

HOW TO SELL (REDEEM) YOUR SHARES

You may sell your shares at any time. You may request the sale of your shares either by mail, by telephone or online at www.fairholmefunds.com. See the subsections of this Prospectus entitled “Selling Shares by Mail,” “Selling Shares by Telephone,” and “Selling Shares Online” below.

“Proper Form” with respect to redemption requests currently means that the redemption requests must generally include:

(1)	Your name and account number;
(2)	The name of the Fund from which you wish to redeem shares;
(3)	The number of shares to be redeemed or the dollar value of the amount to be redeemed;
(4)	All required signatures of all account owners exactly as they are registered on the account;
(5)	Any required signatures, medallion guaranteed; and
(6)	Any supporting legal documentation that is required in the case of estates, trusts, corporations, or partnerships, and certain other types of accounts.

Proper Form requirements may be modified to reflect appropriate regulations, industry practices or other requirements of the Funds or the Transfer Agent. A redemption order placed with the Transfer Agent in Proper Form received on a business day prior to the close of regular trading on the NYSE (currently 4:00 p.m., Eastern Time), will be processed on the day it is received. A redemption order in Proper Form received on a business day after the close of regular trading on the NYSE (currently 4:00 p.m., Eastern Time) will be processed on the following business day. The redemption price you receive will be the Fund’s per share NAV next calculated after receipt of the redemption request in Proper Form.

If you place an order to redeem Fund shares through a securities broker or intermediary and you place your order in Proper Form before the close of regular trading on the NYSE (currently 4:00 p.m., Eastern Time), on any business day in accordance with its procedures, your order will be processed at the NAV per share next calculated following the close of regular trading on the NYSE that day, provided that the securities broker or intermediary transmits your order to the Transfer Agent in a timely manner in accordance with the rules established by the Funds and current regulatory requirements.

Payment of redemption proceeds will generally be made within three business days of the valuation date immediately following receipt of the redemption request, unless otherwise expressly agreed by the parties at the time of the transaction. If you purchase your shares by check and then redeem your shares before your check has cleared, a Fund may hold your redemption proceeds until your check clears or for 15 days, whichever comes first. For redemptions paid in cash, each Fund typically expects to meet redemption requests using the Fund’s then-existing holdings of cash or cash equivalents. Subject to market conditions and other considerations, at times, such as during stressed market conditions, a Fund may use proceeds from the sale of securities to meet redemption requests. Unless otherwise prohibited by law, each Fund also reserves the right to pay redemptions in-kind, using portfolio securities to pay redemption proceeds, and may meet redemption requests partly in cash and partly in portfolio securities.

Selling Shares by Mail

Sale requests should be mailed via U.S. mail or overnight courier service to:

U.S. Mail:	Fairholme Funds, Inc.
c/o BNY Mellon Investment Servicing (US) Inc.
P.O. Box 9692
Providence, Rhode Island 02940-9692

Overnight:	Fairholme Funds, Inc.
c/o BNY Mellon Investment Servicing (US) Inc.
4400 Computer Drive
Westborough, Massachusetts 01581-1722

The Funds and their service providers do not consider the U.S. Postal Service or other independent delivery services to be their agents and take no responsibility for their actions.

Signature Guarantee Requirements

A medallion signature guarantee is required to redeem shares in the following situations:

•	If ownership is changed on your account;
•	When redemption proceeds are sent to any person, address or bank account not on record;
•	Written requests to wire redemption proceeds (if not previously authorized on the account);
•	When establishing or modifying certain services on an account;
•	If a change of address was received by the Transfer Agent within the last 30 days; or
•	For all redemptions in excess of $50,000 from any shareholder account.

In addition to the situations described above, each of the Funds and the Transfer Agent reserve the right to require a medallion signature guarantee in other instances based on the circumstances relative to the particular situation.

Selling Shares by Telephone

If you elected to use telephone redemption on your Application when you initially purchased shares (or subsequently, in accordance with the Funds’ and the Transfer Agent’s procedures for doing so), you may redeem up to a $50,000 value of your Fund shares by calling Shareholder Services at 1-866-202-2263. Investors may have a check sent to the address of record, proceeds may be wired to a shareholder’s bank account of record, or funds may be sent via electronic funds transfer through the ACH network to the bank account of record. Wires are currently subject to a $15 fee. There is no charge if redemption proceeds are sent via the ACH system and credit is generally available within three business days. If a request has been made to change the address of the account and was received by a Fund or the Transfer Agent within 30 days of the redemption request, you may not redeem by telephone. Once a telephone transaction has been placed, it cannot be canceled or modified.

The Transfer Agent employs certain procedures designed to confirm that instructions communicated by telephone are genuine. Such procedures may be modified from time to time and may include requiring some form of personal identification prior to acting upon telephonic instructions, providing written confirmations of all such transactions, and/or tape recording all telephonic instructions. Assuming procedures such as the above have been followed, neither any of the Funds nor the Transfer Agent will be liable for any loss, cost or expense for acting upon telephone instructions that are believed to be genuine. The Company shall have the authority, as your agent, to redeem shares in your account to cover any such loss. As a result of this policy, you will bear the risk of any loss unless the Fund failed to follow procedures such as those outlined above. If a Fund fails to follow such procedures, it may be liable for losses that result from such failure.

Selling Shares Online

If you elected to establish online account access, you may redeem up to $50,000 in value of Fund shares by visiting the Funds’ website at www.fairholmefunds.com. Investors may have a check sent to the address of record, proceeds may be wired to a shareholder’s bank account of record, or funds may be sent via electronic funds transfer through the ACH network to the bank account of record. Wires are subject to a fee, currently $15. There is no charge if redemption proceeds are sent via the ACH system and credit is generally available within three business days. If a request has been made to change the address of the account and was received by the Fund or the Transfer Agent within 30 days of the redemption request, you may not redeem online via check to the address of record. Once an online transaction has been placed, it cannot be canceled or modified.

The Transfer Agent employs certain procedures designed to confirm that instructions communicated online are genuine. Such procedures may be modified from time to time and may include requiring some form of personal identification prior to acting upon online instructions and providing written confirmations of all such transactions. Assuming procedures such as the above have been followed, none of the Funds nor the Transfer Agent will be liable for any loss, cost or expense for acting upon online transactions that are believed to be genuine. The Company shall have the authority, as your agent, to redeem shares in your account to cover any such loss. As a result of this policy, you will bear the risk of any loss unless the Fund failed to follow procedures such as those outlined above. If a Fund fails to follow such procedures, it may be liable for losses that result from such failure. Please call Shareholder Services at 1-866-202-2263 for further details.

Wiring Redemption Proceeds

You may request that the redemption proceeds be wired to your designated bank if it is a member bank or a correspondent of a member bank of the Federal Reserve System. Wires are subject to a fee, currently $15.

Payment of Redemption Proceeds

Each Fund is currently committed pursuant to its Rule 18f-1 election to pay redeeming shareholders in cash for all redemptions of an amount equal to the lesser of $250,000 or 1% of the NAV of such Fund within any 90-day period. Each Fund reserves the right to pay redemption proceeds by distributing portfolio securities for any redemption request (or series of requests within any 90-day period) exceeding the lesser of the amounts discussed above.

Redeeming shareholders will incur brokerage and other costs in connection with the sale of any portfolio security received in connection with a redemption request. In addition, as a result of subsequent market volatility, the net proceeds from the ultimate sale of any securities received upon a redemption may vary, either positively or negatively, and perhaps significantly, from the redemption value of the Fund’s shares.

Redemption at the Option of a Fund

If the value of the shares in your account falls below $2,000, a Fund may notify you that, unless your account is increased to $2,000 in value, it will redeem all of your shares and close the account by paying you the redemption proceeds and any distributions declared and unpaid at the date of redemption. You will have 30 days after notice to bring the account up to $2,000 before any action is taken. This right of redemption shall not apply if the value of your account drops below $2,000 as the result of market action. Each Fund also reserves the right to cause the redemption of any shareholder if it believes that continued ownership of Fund shares by such shareholder may adversely affect the Fund or its other shareholders.

Redemption Fee

The Fairholme Fund and The Allocation Fund each assess a 2% fee on the proceeds of their respective shares that are redeemed or exchanged within 60 calendar days of their purchase. For purposes of applying the fee, the first day of the period will be the settlement date. Shares will be redeemed on a first-in, first-out basis. The redemption fee is paid to the relevant Fund for the benefit of remaining shareholders, and is intended to discourage short-term trading of Fund shares and to offset the trading costs, market impact and other costs associated with short-term trading in Fund shares. Each of The Fairholme Fund and The Allocation Fund reserves the right to waive the redemption fee if it is determined that such waiver is consistent with the best interests of the Fund and its long-term shareholders.

The redemption fee is not imposed in the following situations:

•	periodic distributions from retirement accounts (including IRAs and retirement plans);
•	redemption of reinvested distributions;
•

when The Fairholme Fund or The Allocation Fund cannot identify the beneficial owner in certain omnibus accounts if the Fund has received assurances that a system allowing for the redemption fee will be implemented within a reasonable time when and if required by any relevant regulation;

•	when the shares are redeemed in certain hardship situations, including death or disability of the shareholder;
•	shares redeemed by The Fairholme Fund or The Allocation Fund;
•	shares redeemed to return an excess contribution to an IRA account; or
•	shares redeemed in connection with qualified default investment alternatives.

Exchange Privileges

Shareholders may exchange shares held in one Fund for shares of another Fund, subject to the minimum investment requirements of the Fund in which shares are purchased. The Fairholme Fund and The Allocation Fund each assess a 2% fee on the proceeds of their respective shares that are exchanged within 60 days of their purchase. Requests to exchange shares can be made in writing, by phone or online. The Funds and the Transfer Agent employ procedures, including providing written confirmations, reasonably designed to ensure the genuineness of instructions received from any person with appropriate account information. If the Funds or the Transfer Agent fail to employ such procedures, they may be liable for losses due to unauthorized or fraudulent instructions. Redemptions and purchases associated with an exchange are processed simultaneously at the share prices next determined after the exchange order is received. Each Fund reserves the right to reject any exchange order. Exchanges generally have the same tax consequences as ordinary sales and purchases.

INCOME AND CAPITAL GAIN DISTRIBUTIONS

Income distributions paid by each Fund are derived from the Fund’s net investment income. The Fairholme Fund and The Allocation Fund intend to declare and pay net investment income distributions (if any) annually in December. The Fairholme Fund’s net investment income is generally made up of dividends received from the stocks as well as interest accrued and paid on any other debt obligations, including commercial paper, that might be held in The Fairholme Fund’s portfolio. The Allocation Fund’s net investment income is generally made up of dividends received from the stocks it holds and interest accrued and paid on debt obligations, including commercial paper, held in The Allocation Fund’s portfolio. The Income Fund intends to declare and pay net investment income distributions (if any) quarterly in March, June, September and December. The Income Fund’s net investment income is generally made up of interest accrued and paid on debt obligations as well as dividends received from stocks held in The Income Fund’s portfolio.

Each Fund realizes capital gains when it sells a security for more than it paid and a capital loss when it sells a security for less than it paid. Each Fund intends to make distributions of its net realized capital gains (after any reductions for capital loss carry forwards) annually, if required.

Unless you elect in writing to have your periodic distributions of income and capital gain paid in cash, your distributions will be reinvested in additional shares of the applicable Fund from which distributions were paid. You may change the manner in which your income and capital gain distributions are paid at any time by writing to the Transfer Agent or by modifying your distribution options online if you have enrolled in online account access. In-kind distributions by a Fund are not covered by your reinvestment election and can only be reinvested in the Fund with the prior approval of the Fund.

TAX CONSIDERATIONS

Each Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, so as to be relieved of federal income tax on its capital gains and net investment income currently distributed to its shareholders.

Distributions of investment income and of net short-term capital gains are generally taxable to you as ordinary income. Distributions attributable to qualified dividend income received by a Fund may be eligible for preferential tax rates. Dividends received from REITs generally do not constitute qualified dividend income. However, certain REIT dividends attributable to trade or business income of the REIT may qualify for a reduced rate of taxation as qualified business income in the hands of individuals, trusts and estates, provided certain holding period and other requirements are satisfied by the shareholder. Distributions of capital gains are taxable based on a Fund’s holding period, either short-term or long-term, regardless of the length of time that you have held shares in such Fund. Income and capital gain distributions are generally taxable, whether you receive them in cash or they are reinvested in additional shares of a Fund.

For federal income tax purposes, you will be advised annually as to the types of distributions paid by each Fund.

The Board may declare a special pro rata distribution of specified Fund assets, which may be paid in cash or in securities (or partly in cash and partly in securities). Such a distribution may constitute a return of capital and, as described above, can only be reinvested in the Fund with the prior approval of the Fund. You should consult a tax advisor regarding the implication of any such distribution to you, which may be a taxable event.

A redemption or exchange of Fund shares is a taxable event and, accordingly, a capital gain or loss may be recognized. You are encouraged to consult a tax advisor regarding the effect of federal, state, local, and foreign taxes on an investment in the Funds.

Cost Basis Reporting. As part of the Energy Improvement and Extension Act of 2008, mutual funds are required to report to the Internal Revenue Service (“IRS”) the “cost basis” of shares acquired by a shareholder on or after January 1, 2012 (“covered shares”) and subsequently redeemed. These requirements do not apply to investments through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement plan. The cost basis of a share is generally its purchase price adjusted for dividends, return of capital, and other corporate actions. Cost basis is used to determine whether a redemption (i.e., a sale or exchange) of the shares results in a gain or loss. If you redeem covered shares during any year, then the Fund will report the cost basis of such covered shares to the IRS and you on Form 1099-B.

Each Fund will permit you to elect from among several IRS-accepted cost basis methods to calculate the cost basis of your covered shares. If you do not affirmatively elect a cost basis method, then the Fund’s default cost basis calculation method, which is currently the Average Cost method, will be applied to your account(s). The cost basis method elected or applied may not be changed after the settlement date of a sale of Fund shares.

If you hold Fund shares through a broker (or another nominee), please contact that broker (nominee) with respect to the reporting of cost basis and available elections for your account.

You are encouraged to consult your tax advisor regarding the application of the cost basis reporting rules and, in particular, which cost basis calculation method you should elect.

GENERAL INFORMATION

Transacting in Shares by Telephone or Online. Your ability to purchase, sell or exchange shares, or to otherwise communicate about a Fund, Fund shares or your account, by telephone or online is dependent on the equipment, software, systems, data, and services provided by various third parties. You should be aware that the Internet is an unsecured, unstable, and unregulated environment. The Funds cannot guarantee that any communication transmitted or transaction conducted by telephone or online will be completely secure. In addition, there may be delays, malfunctions or other disruptions. If this occurs, or if a telephone number or website is unavailable to transact in shares of a Fund, you should use another method described in this Prospectus to complete the transaction.

None of the Funds, any of the Funds’ affiliates or the Transfer Agent will be liable for any delays or malfunctions or for unauthorized interception or access to communications or account information, provided that the Funds and the service providers have followed their respective procedures addressing telephone and online privileges. In addition, none of the Funds, any of their affiliates or the Transfer Agent will be liable for any loss, liability, cost or expense for following instructions communicated by telephone or through the Internet, including fraudulent or unauthorized instructions, provided that the Funds or the service providers accepting the instructions reasonably believe the instructions were genuine.

Electronic Delivery of Documents. Electronic copies of account statements, prospectuses, privacy notices, and annual and semi-annual reports are available through the Funds’ website. Shareholders can sign up for electronic delivery of such documents by enrolling in the Funds’ electronic delivery program. To enroll, please visit www.fairholmefunds.com, click on the “MY ACCOUNT” tab and follow the instructions. If you need assistance, call Shareholder Services at 1-866-202-2263.

Share Certificates. The Funds will not issue certificates evidencing ownership of shares. Instead, your account will be credited with the number of shares purchased, relieving you of responsibility for safekeeping of certificates, and the need to deliver them upon redemption. Written confirmations are issued for all share transactions.

Performance Comparisons and Other Information. In reports or other communications to investors, or in advertising material, a Fund may describe general economic and market conditions affecting such Fund and may compare its performance with other mutual funds as listed in the rankings prepared by nationally recognized rating services and financial publications that monitor mutual fund performance. Each Fund may also, from time to time, compare its performance to one or more appropriate market or economic indices. Publications other than those distributed by the Funds may contain comparisons of the Funds’ performance to the performance of various indices and investments for which reliable data is widely available. These publications may also include averages, performance rankings or other information prepared by recognized organizations providing mutual fund statistics. The Funds are not responsible for the accuracy of any data published by third party organizations.

Codes of Ethics. The Board has approved the Codes of Ethics (“Codes”) of the Company and the Manager concerning the trading activities of certain personnel. The Board is responsible for overseeing the implementation of the Company’s Code. The Codes govern investment personnel who may have knowledge of the investment activities of the Funds. The Codes require these investment personnel to file regular reports concerning their personal securities transactions and prohibit certain activities that might result in harm to the Funds. The Company and the Manager have filed copies of their respective Codes with the SEC. The Codes are available on the SEC’s EDGAR database at the SEC’s website (www.sec.gov) or copies may be obtained, after paying a duplicating fee, by electronic request (publicinfo@sec.gov).

Anti-Money Laundering Procedures. The Board has approved procedures designed to prevent and detect attempts to launder money as required under the USA PATRIOT Act. The day-to-day responsibility for monitoring and reporting any such activities has been delegated to the Transfer Agent, subject to the oversight and supervision of the Board.

Identity Theft Procedures. The Board has approved procedures designed to prevent and detect identity theft pursuant to Regulation S-ID. The day-to-day responsibility for monitoring and reporting any such activities has been delegated to the Transfer Agent, subject to the oversight and supervision of the Board.

Proxy Voting Policies and Procedures. The Company has adopted proxy voting policies and procedures under which the Company votes proxies relating to securities held by each Fund (“Proxy Voting Policy”). The Company’s primary consideration in its Proxy Voting Policy is the financial interest of each Fund and its shareholders. The Proxy Voting Policy is included as an exhibit to the SAI, which is available upon request and without charge by calling Shareholder Services at 1-866-202-2263.

Information regarding how proxies related to the Funds’ portfolio holdings were voted during the 12-month period ending June 30th will be available, without charge, upon request by calling Shareholder Services at 1-866-202-2263, and on the SEC’s website at www.sec.gov.

Annual and Semi-Annual Reports. The Funds’ annual and semi-annual reports to shareholders contain information concerning the portfolio holdings of the Funds, including identifying for each such holding its percentage of the Fund’s net assets as of the date of the report.

Portfolio Holdings Disclosure Policy. The Company has established a policy with respect to the disclosure of the Funds’ portfolio holdings. A description of this policy is provided in the SAI.

Notice Regarding Unclaimed Property. If no activity occurs in your account within the time period specified by applicable state law, your property may be transferred to the appropriate state.

FINANCIAL HIGHLIGHTS – THE FAIRHOLME FUND

The Financial Highlights table is intended to help you understand The Fairholme Fund’s financial performance for the past five years of operations. Certain information reflects financial results for a single share of The Fairholme Fund. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in The Fairholme Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP, The Fairholme Fund’s independent registered public accounting firm, whose report, along with The Fairholme Fund’s financial statements, is included in the Funds’ annual report, which is available upon request.

	For the Fiscal Year Ended November 30,
	2018		2017		2016		2015		2014
PER SHARE OPERATING PERFORMANCE
NET ASSET VALUE, BEGINNING OF YEAR	$19.10		$24.26		$34.24		$37.96		$42.76

Investment Operations
Net Investment Income (Loss) (1)	0.29		0.23		0.33		0.46		(0.19)
Net Realized and Unrealized Gain (Loss) on Investments	(3.08)		(3.81)		2.60		(1.10)		(1.21)

Total from Investment Operations	(2.79)		(3.58)		2.93		(0.64)		(1.40)

Dividends and Distributions
From Net Investment Income	(0.26)		(0.40)		(0.60)		—		—
From Realized Capital Gains	—		(1.18)		(12.31)		(3.08)		(3.40)

Total Dividends and Distributions	(0.26)		(1.58)		(12.91)		(3.08)		(3.40)

Redemption Fees (1)	0.00	(2)	0.00	(2)	0.00	(2)	0.00	(2)	0.00	(2)

NET ASSET VALUE, END OF YEAR	$16.05		$19.10		$24.26		$34.24		$37.96

TOTAL RETURN	(14.85)%		(15.64)%		18.93%		(1.95)%		(3.50)%
Ratio/Supplemental Data
Net Assets, End of Year (in 000’s)	$1,064,866		$1,871,480		$3,155,709		$4,612,354		$6,776,885
Ratio of Gross Expenses to Average Net Assets	1.00%		1.02	%(3)	1.02	%(3)	1.03	%(4)	1.06	%(5)
Ratio of Net Expenses to Average Net Assets	0.82	%(6)	1.02	%(3)	1.02	%(3)	1.03	%(4)	1.06	%(5)
Ratio of Net Investment Income (Loss) to Average Net Assets	1.57%		1.14%		1.79%		1.31%		(0.48)%
Portfolio Turnover Rate	16.29%		6.57%		19.19%		40.46%		1.62%

(1)	Based on average shares outstanding.
(2)	Redemption fees represent less than $0.01.
(3)	0.02% is attributable to legal expenses incurred outside of the 1.00% management fee.
(4)

0.03% is attributable to legal expenses incurred outside of the 1.00% management fee and less than 0.01% is attributable to registration fees and miscellaneous expenses incurred outside of the 1.00% management fee.

(5)	0.04% is attributable to legal expenses incurred outside of the 1.00% management fee and 0.02% is attributable to miscellaneous expenses incurred outside of the 1.00% management fee.
(6)

Effective January 1, 2018, the Manager has agreed to waive, on a voluntary basis, a portion of the management fee of The Fairholme Fund to the extent necessary to limit the management fee paid to the Manager by The Fairholme Fund to an annual rate of 0.80% of the daily average net asset value of The Fairholme Fund.

FINANCIAL HIGHLIGHTS – THE INCOME FUND

The Financial Highlights table is intended to help you understand The Income Fund’s financial performance for the past five years of operations. Certain information reflects financial results for a single share of The Income Fund. The total return in the table represents the rate that an investor would have earned (or lost) on an investment in The Income Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP, The Income Fund’s independent registered public accounting firm, whose report, along with The Income Fund’s financial statements, is included in the Funds’ annual report, which is available upon request.

	For the Fiscal Year Ended November 30,
	2018		2017	2016	2015	2014
PER SHARE OPERATING PERFORMANCE
NET ASSET VALUE, BEGINNING OF YEAR	$11.33		$12.38	$10.72	$10.82	$11.98

Investment Operations
Net Investment Income (1)	0.49		0.60	0.57	0.45	0.22
Net Realized and Unrealized Gain (Loss) on Investments	(0.91)		(0.99)	1.72	0.03	(0.51)

Total from Investment Operations	(0.42)		(0.39)	2.29	0.48	(0.29)

Dividends and Distributions
From Net Investment Income	(0.51)		(0.61)	(0.56)	(0.43)	(0.19)
From Realized Capital Gains	(0.52)		(0.05)	(0.07)	(0.15)	(0.68)

Total Dividends and Distributions	(1.03)		(0.66)	(0.63)	(0.58)	(0.87)

NET ASSET VALUE, END OF YEAR	$9.88		$11.33	$12.38	$10.72	$10.82

TOTAL RETURN	(4.19)%		(3.35)%	22.77%	4.60%	(2.67)%
Ratio/Supplemental Data
Net Assets, End of Year (in 000’s)	$188,500		$223,432	$240,195	$243,072	$216,047
Ratio of Gross Expenses to Average Net Assets:	1.00%		1.00%	1.00%	1.00%	1.00%
Ratio of Net Expenses to Average Net Assets	0.82	%(2)	1.00%	1.00%	1.00%	1.00%
Ratio of Net Investment Income to Average Net Assets	4.56%		5.02%	5.48%	4.14%	1.94%
Portfolio Turnover Rate	45.78%		36.05%	28.81%	67.05%	38.86%

(1)	Based on average shares outstanding.
(2)

Effective January 1, 2018, the Manager has agreed to waive, on a voluntary basis, a portion of the management fee of The Income Fund to the extent necessary to limit the management fee paid to the Manager by The Income Fund to an annual rate of 0.80% of the daily average net asset value of The Income Fund.

FINANCIAL HIGHLIGHTS – THE ALLOCATION FUND

The Financial Highlights table is intended to help you understand The Allocation Fund’s financial performance for the past five years of operations. Certain information reflects financial results for a single share of The Allocation Fund. The total return in the table represents the rate that an investor would have earned (or lost) on an investment in The Allocation Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP, The Allocation Fund’s independent registered public accounting firm, whose report, along with The Allocation Fund’s financial statements, is included in the Funds’ annual report, which is available upon request.

	For the Fiscal Year Ended November 30,
	2018		2017	2016	2015	2014
PER SHARE OPERATING PERFORMANCE
NET ASSET VALUE, BEGINNING OF YEAR	$7.44		$9.65	$10.40	$12.57	$13.82

Investment Operations
Net Investment Income (Loss) (1)	0.09		0.10	0.14	0.35	(0.10)
Net Realized and Unrealized Gain (Loss) on Investments	(0.83)		(1.71)	0.75	(1.38)	(1.15)

Total from Investment Operations	(0.74)		(1.61)	0.89	(1.03)	(1.25)

Dividends and Distributions
From Net Investment Income	(0.12)		(0.17)	(0.31)	—	—
From Realized Capital Gains	—		(0.43)	(1.33)	(1.14)	—

Total Dividends and Distributions	(0.12)		(0.60)	(1.64)	(1.14)	—

Redemption Fees (1)	0.00	(2)	0.00 (2)	0.00 (2)	0.00 (2)	0.00 (2)

NET ASSET VALUE, END OF YEAR	$6.58		$7.44	$9.65	$10.40	$12.57

TOTAL RETURN	(10.18)%		(17.59)%	11.06%	(8.88)%	(9.04)%
Ratio/Supplemental Data
Net Assets, End of Year (in 000’s)	$72,387		$114,190	$259,501	$297,527	$378,750
Ratio of Gross Expenses to Average Net Assets:	1.00%		1.00%	1.00%	1.00%	1.00%
Ratio of Net Expenses to Average Net Assets	0.82	%(3)	1.00%	1.00%	1.00%	1.00%
Ratio of Net Investment Income (Loss) to Average Net Assets	1.32%		1.19%	1.81%	3.09%	(0.73)%
Portfolio Turnover Rate	23.52%		31.01%	13.65%	39.24%	33.15%

(1)	Based on average shares outstanding.
(2)	Redemption fees represent less than $0.01.
(3)

Effective January 1, 2018, the Manager has agreed to waive, on a voluntary basis, a portion of the management fee of The Allocation Fund to the extent necessary to limit the management fee paid to the Manager by The Allocation Fund to an annual rate of 0.80% of the daily average net asset value of The Allocation Fund.

APPENDIX A

BOND RATINGS

Moody’s Investors Service, Inc.

Aaa – Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.

Aa – Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A – Obligations rated A are judged to be upper-medium grade and are subject to low credit risk.

Baa – Obligations rated Baa are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.

Ba – Obligations rated Ba are judged to be speculative and are subject to substantial credit risk.

B – Obligations rated B are considered speculative and are subject to high credit risk.

Caa – Obligations rated Caa are judged to be speculative of poor standing and are subject to very high credit risk.

Ca – Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C – Obligations rated C are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.

Absence of Rating – When no rating has been assigned or where a rating has been withdrawn, it may be for reasons unrelated to the creditworthiness of the issue.

Should no rating be assigned, the reason may be one of the following:

(a)	An application was not received or accepted.
(b)	The issue or issuer belongs to a group of securities or entities that are not rated as a matter of policy.
(c)	There is a lack of essential data pertaining to the issue or issuer.
(d)	The issue was privately placed, in which case the rating is not published in Moody’s publications.

Withdrawal may occur if new and material circumstances arise, the effects of which preclude satisfactory analysis; if there is no longer available reasonable up-to-date data to permit a judgment to be formed; if a bond is called for redemption; or for other reasons.

Note – Moody’s appends numerical modifiers 1, 2 and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category. Additionally, a “(hyb)” indicator is appended to all ratings of hybrid securities issued by banks, insurers, finance companies, and securities firms.*

*By their terms, hybrid securities allow for the omission of scheduled dividends, interest, or principal payments, which can potentially result in impairment if such an omission occurs. Hybrid securities may also be subject to contractually allowable write-downs of principal that could result in impairment. Together with the hybrid indicator, the long-term obligation rating assigned to a hybrid security is an expression of the relative credit risk associated with that security.

S&P Global Ratings (“S&P”)

AAA – An obligation rated AAA has the highest rating assigned by S&P. The obligor’s capacity to meet its financial commitments on the obligation is extremely strong.

AA – An obligation rated AA differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitments on the obligation is very strong.

A – An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitments on the obligation is still strong.

BBB – An obligation rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken the obligor’s capacity to meet its financial commitments on the obligation.

BB; B; CCC; CC; and C – Obligations rated BB, B, CCC, CC, and C are regarded as having significant speculative characteristics. BB indicates the least degree of speculation and C the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB – An obligation rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to the obligor’s inadequate capacity to meet its financial commitments on the obligation.

B – An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitments on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitments on the obligation.

CCC – An obligation rated CCC is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitments on the obligation.

CC – An obligation rated CC is currently highly vulnerable to nonpayment. The CC rating is used when a default has not yet occurred but S&P expects default to be a virtual certainty, regardless of the anticipated time to default.

C – An obligation rated C is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared with obligations that are rated higher.

D – An obligation rated D is in default or in breach of an imputed promise. For non-hybrid capital instruments, the D rating category is used when payments on an obligation are not made on the date due, unless S&P believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The D rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation’s rating is lowered to D if it is subject to a distressed exchange offer.

NR – This indicates that no rating has been requested, or that there is insufficient information on which to base a rating, or that S&P does not rate a particular obligation as a matter of policy.

Plus (+) or Minus (–) – The ratings from AA to CCC may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

You can register for e-mail delivery of important Fund documents, including the SAI, shareholder reports, and other information, instead of receiving documents through the mail. By registering for E-Delivery, you will receive e-mail notifications when shareholder documents become available online. Sign up today at www.fairholmefunds.com, or by contacting your financial advisor or financial services organization.

FOR MORE INFORMATION

Additional information regarding the Funds’ investment strategies, policies, service providers, and other matters is included in the SAI. The SAI, dated March 29, 2019, as amended August 9, 2019, has been filed with the SEC and is incorporated by reference into this Prospectus.

Additional information regarding each Fund’s investments is available in the Funds’ annual and semi-annual reports to shareholders, and each Fund’s audited financial information is available in the Funds’ annual report to shareholders. In the Funds’ annual report to shareholders, you will find a discussion of the market conditions and investment strategies that significantly affected each Fund’s performance during the last fiscal year.

The SAI and the Funds’ annual and semi-annual reports to shareholders are available, without charge, upon request. For shareholder inquiries, or to request a copy of the SAI, the annual report, the semi-annual report to shareholders or other information about the Funds, please contact the Company at:

FAIRHOLME FUNDS, INC.

c/o BNY Mellon Investment Servicing (US) Inc.

P.O. Box 9692

Providence, Rhode Island 02940-9692

(866) 202-2263

A copy of the requested document(s) will be mailed to you within three business days after the receipt of your request. The SAI, annual reports, and semi-annual reports to shareholders are also available at www.fairholmefunds.com.

Information about the Funds (including the SAI), may also be obtained from the EDGAR Database on the SEC’s website (www.sec.gov) or by email at publicinfo@sec.gov upon payment of a duplicating fee.

Investment Company Act No. 811-09607